                                                                   EXHIBIT 10.14

                    SABRE PARTICIPATING CARRIER DISTRIBUTION
                                      AND
                               SERVICES AGREEMENT

                 This Agreement is made as of the date set forth below between SABRE ASSOCIATES, INC., a Delaware corporation having a principal place of business at 4200 American Boulevard, Fort Worth, Texas 76155 ("SABRE Associates") and the air carrier identified on the signature page of this Agreement ("Participating Carrier").

                                    RECITALS

A. SABRE Associates provides, through the SABRE Travel Information Network ("STIN"), a division of SABRE Associates' affiliate American Airlines, Inc. ("American"), a computerized reservations service with related data processing activities.

B.       Participating Carrier operates air transportation services.

C. The parties desire to enter into an agreement concerning the booking of reservations, the sale of the Participating Carrier's air services through SABRE, and the provision of related optional services.

         NOW THEREFORE, in consideration of the mutual covenants set forth below, the parties agree as follows:

                                   ARTICLE I

                      RESPONSIBILITIES OF SABRE ASSOCIATES

1.1 SABRE Associates shall maintain and operate SABRE and provide the services identified in this Agreement. Such services, where applicable, shall be provided in accordance with the Display Parameters.

1.2 SABRE Associates shall maintain and operate SABRE in accordance with applicable GDS Rules.

1.3 SABRE Associates shall process all Bookings created by SABRE Subscribers, exercise its best efforts in the processing of transactions on behalf of the Participating Carrier and shall handle information relating to Participating Carrier with the same care as information relating to American.

1.4 In any display required by applicable GDS Rules, SABRE will display Participating Carrier's direct and Connecting Services according to the same criteria as that applied to the services of American or any other Participating Carrier. It is expressly agreed, however, that SABRE Associates may, without waiver of any other right or remedy, and at its option, suspend its obligations under this Article 1.4 during any period of time in which a Sponsored GDS fails to provide non-discriminatory loading, display, and distribution of the direct and Connecting Services of (i) American, or any air carrier which obtains an ownership interest in SABRE or (ii) any SABRE Licensee or any airline which has an ownership interest in any SABRE Licensee.

1.5 SABRE Associates agrees, with respect to its performance under this Agreement, to ensure that SABRE fully complies with the interline reservations policies, procedures and message formats set forth in "Standard Interline Passenger Procedures" (SIPP) and "ATC/IATA Reservations Interline Message Procedures" (AIRIMP) or amendments thereto. SABRE Associates will review rejected messages and investigate the development of new solutions where justified by volume.

1.6 Subject to SABRE software, programming and capacity constraints, and the Display Parameters, SABRE Associates will include, at Participating Carrier's request, a maximum of ten (10) Connect Points in each SABRE City Pair Record in which the Participating Carrier offers service.

1.7 SABRE Associates shall maintain a help desk facility for the purpose of answering Participating Carrier's questions regarding the operation of the SABRE system, and data within the SABRE system.

1.8 SABRE Associates shall provide reasonable billing documentation to Participating Carrier to substantiate billings under this Agreement, including, but not limited to, a Booking information summary of Bookings by SABRE Subscriber location for Participating Carrier's flights. For purposes hereof, all EAASY SABRE Subscribers shall be deemed to be a single location. In addition, SABRE Associates shall provide a country-by-country summary of all Bookings made by Professional SABRE Subscribers.

1.9 Upon receipt of documented evidence from Participating Carrier of a history of instances of speculative Bookings or other related abusive practices by a SABRE Subscriber involving the sale of Participating Carrier's air transportation services, SABRE Associates shall, if warranted after reasonable investigation, assist Participating Carrier by initiating appropriate, timely and reasonable remedial measures against such SABRE Subscriber.

                                   ARTICLE II

                   RESPONSIBILITIES OF PARTICIPATING CARRIER

2.1 Participating Carrier, at its own cost, shall coordinate its reservations services with SABRE to provide as advantageous and uniform reservations services to all SABRE Subscribers as it provides through any other GDS. In addition, any improvements, enhancements, or additional functions to Participating Carrier's reservations services offered to end users of any GDS will be offered by Participating Carrier to SABRE Subscribers on the same terms and conditions as are agreed to with such GDS. Such services shall include, but are not limited to, ticketing capability, passenger information, interim schedule change data, fare data, fare quotations, and procedural information. Seat availability on each flight will be on a segment or first closing basis, and shall be in accordance with the provisions of Article III of this Agreement.

2.2 Participating Carrier may use the name "SABRE" in any promotional material, subject to SABRE Associates' prior written approval, provided that SABRE Associates' or its affiliates, service mark in the name is fully protected. SABRE Associates' approval shall not be unreasonably withheld.

 2.3 Participating Carrier may use the name "FANTASIA" in any promotional material aimed at FANTASIA Subscribers, subject to APD's prior written approval, provided that APD's service mark in the name is fully protected. APD's approval shall not be unreasonably withheld.

2.4 Participating Carrier will provide SABRE Associates, as rapidly as possible, with all revisions to its information concerning services provided to passengers, including interim schedule change data, fare data and fare quotations, and such other material that may be included in SABRE. Participating Carrier will not close its flights to SABRE Subscribers on a less favorable basis than it uses to close flights to users of any GDS. Participating Carrier will transmit revisions immediately by AVS messages. Participating Carrier shall not withhold from SABRE Subscribers in any country any fare inventory class made available by Participating Carrier to users of any other GDS in that country.

2.5 If Participating Carrier elects to submit Connect Point information to SABRE Associates, it shall be via magnetic tape and shall conform to the specifications contained in the custom routing file city pair information record/tape as defined in the Display Parameters.

2.6 Participating Carrier will establish a special reject queue in its teletype reject system in which reservations made through SABRE, but not automatically processed by Participating Carrier's system, will be handled on a priority basis. Participating Carrier will not treat SABRE reject messages with any less speed and priority than that given reject messages from other systems, including, without limitation, Sponsored GDSs and Third Party Systems.

2.7 Participating Carrier will accept for transportation any passenger carrying a ticket, which bears an "OK" status and has been issued through SABRE, even though no record of this reservation may exist in its own reservations system.

2.8 Participating Carrier will not send unable to sell or confirm (US/UC) messages on any record residing in Participating Carrier's system for more than twelve (12) hours.

2.9 Participating Carrier agrees, with respect to performance under this Agreement, to ensure that its reservations system fully complies with the interline reservations policies, procedures and message formats set forth in "Standard Interline Passenger Procedures" (SIPP) and "ATC/IATA Reservations Interline Message Procedures" (AIRIMP) or amendments thereto. Participating Carrier will review rejected messages and investigate the development of new solutions where justified by volume.

2.10 If Participating Carrier elects to provide pricing assistance on such routes as it may designate, it will provide such assistance to all SABRE Subscribers.

2.11 Should Participating Carrier desire SABRE Access, it shall execute the standard SABRE Access Agreement.

2.12 Unless notified otherwise on thirty (30) days written notice, Participating Carrier will use ARINC/SITA address, HDQRIAA, in addressing all AVS messages to SABRE.

2.13 Except as otherwise agreed, Participating Carrier will accept sales made by SABRE Subscribers up to a maximum of four (4) or seven (7) seats per transaction (based upon Participating Carrier's previous designation) until receipt by SABRE of an AVS message closing flight/class/segment/ date of Participating Carrier.

2.14 For transportation documents (whether used, voided or subsequently refunded) where Participating Carrier is the validating carrier, Participating Carrier agrees that SABRE Associates or its affiliates may act as its agent for purpose of obtaining credit card authorizations. SABRE Associates shall exercise its best efforts to obtain such authorizations in accordance with the procedures specified by Participating Carrier and the credit card issuer (or its agents). Participating Carrier shall supply SABRE Associates with all data that SABRE Associates reasonably requires to perform this service, including, but not limited to, the identity of the cards that it accepts and the respective floor limits.

2.15 At such time as offered by SABRE, transportation documents validated on Participating Carrier which are magnetically encoded shall be subject to an Optional Service fee. If magnetic encoding of transportation documents is desired by Participating Carrier, it shall execute an Optional Service Addendum to this Agreement.






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
2.16 SABRE Associates shall use reasonable efforts to obtain the fares and fare rules which apply to Participating Carrier's flights from industry fare suppliers. If SABRE Associates is unable to obtain such information after reasonable effort, Participating Carrier shall promptly supply, upon SABRE Associates' request, the information to SABRE Associates for loading in SABRE. Participating Carrier agrees to give SABRE thirty (30) days advance written notice of any changes to their fare vendor. The information shall be provided on magnetic tape or other medium mutually agreed upon by the parties. Any changes or revisions to such fares or fare rules shall thereafter be regularly submitted on a timely basis to SABRE Associates by Participating Carrier by way of the same medium. Notwithstanding the foregoing, Participating Carrier shall submit such fare information on at least as timely and regular basis as is used for any other GDS. For fares and rules not submitted to SABRE through an industry fare supplier, Participating Carrier agrees that it will not issue a debit memo to a SABRE Subscriber for any SABRE autopriced ticket wherein the debit memo is a result of a fare change about which Participating Carrier failed to notify SABRE Associates at least ten (10) days prior to the effective date of that fare change.

2.17 Participating Carrier hereby grants ticketing authority through SABRE for its transportation services to all Professional SABRE Subscribers worldwide who hold plating approval, or who are authorized through whatever means to issue transportation documents (whether manually or automatically through any GDS) on its behalf. Participating Carrier authorizes Professional SABRE Subscribers to automatically plate tickets on its behalf in each territory where, at any time during the term of this Agreement, Participating Carrier is or becomes a member of any neutral ticketing scheme in which SABRE is a System Provider. Participating Carrier expressly agrees to promptly execute all agreements or other authorizations which SABRE Associates, at its sole discretion, shall deem necessary to implement such authority for SABRE.

2.18 Participating Carrier agrees that it will not discriminate in any manner, whatsoever, against any SABRE Subscriber on account of that Subscriber's selection, possession, or use of SABRE.


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
                                  ARTICLE III

                          BASIC LEVEL OF PARTICIPATION

3.1 The following two (2) levels are available to Participating Carrier for Basic SABRE Participation. For each level described below, SABRE shall construct and display Participating Carrier's Connecting Services in accordance with the Display Parameters, as well as display the Participating Carrier's schedules and fares on a non-discriminatory basis, subject to Article 1.4:

Please select the desired level of participation and place a check mark next to the appropriate selection.

                             A.       Basic Booking Request
                 -----------          ---------------------
                                      Participating Carrier will exchange reservations messages
                                      with SABRE via teletype as set forth in Article 2.9. The
                                      Basic Booking Request level of participation is inclusive of only the functionality listed in Attachment 4. Participating
                                      Carrier shall not offer, implement or participate in
                                      processes or functionality for use by SABRE Subscribers in connection with SABRE that will add to or expand the features listed in Attachment 4. Participating Carrier shall pay SABRE
                                      Associates the following fees per Booking based on the
                                      country of origin for the booking message:

                            -         United States, Canada and Mexico -        USD 1.60
                                      including Puerto Rico and
                                      U.S. Virgin Islands)
                            -         Europe (see Attachment 3)                 ECU 1.55
                            -         All Other Countries                       USD 1.95

                                      SABRE Associates will store availability status for
                                      Participating Carrier in accordance with either SIPP
                                      Resolutions 105.195/105.200; or IATA Resolution 766.(23),
                                      IATA Recommended Practice 1771 and AIRIMP 4.

                                              Option 1. Segment availability status changes to be
                                      ------- sent for all flights.

                                              Option 2. No segment availability status changes to
                                      ------- be sent by Participating Carrier. All booking
                                              requests will be sent as "NN" status code.

                             B.       Full Availability
                 -----------          -----------------
                                      Participating Carrier will provide availability for display in SABRE. Participating Carrier shall pay SABRE Associates the following fees per Booking based on the country of origin for the booking message:

                            -         United States, Canada and Mexico          USD 2.58
                                      including Puerto Rico and
                                      U.S. Virgin Islands)
                            -         Europe ( see Attachment 3)                ECU 2.52
                            -         All Other Countries                       USD 2.93

                                      SABRE Associates will store availability status for
                                      Participating Carrier in accordance with either SIPP
                                      Resolutions 105.195/105.200: or IATA Resolution 766.(23),
                                      IATA Recommended Practice 1771 and AIRIMP 4.

                                      If Full Availability is selected, please place a check mark next to the availability exchange option preferred:

                                              Option 1. All segment availability status changes on
                                      ------- all flights. (If choosing Option 1, also check here
                                              ______ if "L" type AVS codes, which require expanded
                                              storage records, will be sent.)

                                              Option 2. First closing message on all flights.
                                      -------

Article 3.1.1 (Cancellation Fee)

                 If Participating Carrier has selected option B (Full Availability) then, for each Cancellation of a Booking made prior to the date of departure by a SABRE Subscriber, Participating Carrier shall pay SABRE Associates a fee for each such Booking so canceled ("Cancellation Fee") as stated below:

                    North America (United States including
                    Puerto Rico and U.S. Virgin Islands,
                    Canada and Mexico)                           $0.12

                    Rest of World (all countries outside
                    North America and Europe as Europe
                    is defined in Attachment 3)                  $0.14

                 SABRE Associates shall have the right to assess a Cancellation Fee not exceeding 0.13 ECU per Cancellation for Cancellations made by SABRE Subscribers located in Europe upon thirty (30) days written notice to Participating Carrier.


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
                                  ATTACHMENT 4

                             BASIC BOOKING REQUEST

                                         Integrated with other carriers
         SCHEDULES                       No Interline Connections displayed
                                         Schedules for next 180 days
                                         One update per month(1)

                                         Integrated with other carriers
                                         No Interline Connections displayed
         AVAILABILITY                    Inventory not displayed
                                         Up to 6 Inventory Categories in One cabin(1)
                                         Availability for next 180 days

         BOOKING                         Automated

                                         Integrated with other carriers
         FARES                           Fares for next 180 days
                                         One update per day (15 "second" updates per year)(1)

         TICKETING                       Online ticketing only
                                         Automated ticketing in home country only

                                         No interline PNRs
                                         No ticket numbers transmission
                                         No restrictions on name changes within PNRs
         SERVICES                        No FQTV, SSRs(2), OSIs(1)
                                         No Pre-Reserved seats, Boarding Pass
                                         No Seat Maps(1)
                                         No meals and only one aircraft type
                                         No Queue Access "Look Only"
                                         No Extended PNR Data

(1) Enhanced service available subject to the payment of the prevailing charges
(2) Operationally required SSRs, such as "Wheel-chair required," supported at no additional charge



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
                                  ATTACHMENT 5

                               FULL AVAILABILITY

                                         Integrated with other carriers
         SCHEDULES                       Interline Connections
                                         Up to 331 days are displayed
                                         Unlimited Schedule updates

                                         Integrated with other carriers
                                         Interline Connections
         AVAILABILITY                    Inventory is displayed
                                         Up to 14 Inventory Categories
                                         Multiple cabins allowed
                                         331 days are displayed

         BOOKING                         Automated

                                         Integrated with other carriers
         FARES                           Unlimited Fare Updates
                                         Future Fares for 331 days
                                         Bargainfinder Plus

         TICKETING                       Online/Interline ticketing
                                         Automated ticketing (global)


                                         Interline PNRs
                                         Can send ticket numbers
                                         FQTV/SSRs/OSIs
         SERVICES                        Pre-Reserved seats/Boarding Pass
                                         Seat Maps
                                         Meals and Multi Aircraft Types Displayed
                                         May upgrade to Total Access
                                         Queue Access
                                         Name Change Restriction capability in PNR





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
3.2      Schedule Supplier Selection:

Please check which supplier of schedule information listed below shall be considered the primary source of Participating Carrier's schedule information:

ABC              APD              NONE
   -----------      -----------       ----------

NOTE 1: There will be a $500 administrative/processing fee for each subsequent change by Participating Carrier of its primary Schedule Supplier.

3.3 At any time after the effective date hereof, SABRE Associates may modify, on a country-by-country basis or on a worldwide basis, the amount payable under Article 3.1 by a percentage not to exceed twelve percent (12%) in any consecutive twelve (12) month period. SABRE Associates shall give Participating Carrier thirty (30) days prior written notice of any increase in the amount payable under Article
         3.1. Notwithstanding the foregoing, SABRE Associates may modify, on a country-by-country basis (excluding the United States and Canada) the amount payable under Article 3.1 by a percentage which exceeds twelve percent (12%) in any consecutive twelve (12) month period for Bookings made by SABRE Subscribers located outside the United States and Canada, so long as the fee for each such Booking does not exceed the greater of (i) the fee charged to American for Bookings made in the particular country by subscribers to a Sponsored GDS; or (ii) the fee per Booking charged to Participating Carrier by any other GDS in which Participating Carrier participates in that country. If Participating Carrier does not agree to pay such revised fee, it may terminate this Agreement by giving written notice to SABRE Associates at least five (5) days prior to the effective date of the price change.


                                   ARTICLE IV

                               OPTIONAL SERVICES

Participating Carrier may elect at any time to participate in any Optional Service(s) offered by SABRE Associates. Unless otherwise specified in an Addendum hereto, all terms and conditions of this Agreement will apply to the Optional Services selected by Participating Carrier. Fees for Optional Services are subject to change upon thirty (30) days prior written notice from SABRE Associates. If Participating Carrier does not agree to pay any such revised fee, it may terminate the Optional Services Addendum by giving written notice to SABRE Associates at least five (5) days prior to the effective date of the price change. SABRE Associates reserves the right to change Optional Service offerings from time to time.

                                   ARTICLE V

                                 EXTRA SERVICES

5.1 The fees identified in Article III represent the fees charged to Participating Carrier for the services identified therein. Participating Carrier understands and agrees that SABRE Associates reserves the right to charge Participating Carrier for services which it currently receives free of charge, including, but not limited to: credit card authorizations for transportation documents where Participating Carrier is the validating carrier; soliciting Participating Carrier's direct ticketing outlets (city ticket offices, airport ticket offices) as ticketing options for EAASY SABRE Bookings involving Participating Carrier; and generation of transportation documents. The services which Participating Carrier receives free of charge shall be referred to as "Extra Services." In the event that SABRE Associates decides, from time to time, to assess a fee for certain Extra Services, SABRE Associates shall give at least one hundred twenty
         (120) days prior written notice to Participating Carrier of its decision to charge for such services. If Participating Carrier does not agree to pay for Extra Services, it shall notify SABRE Associates of its decision at any time before expiration of the notice period and SABRE Associates shall have no obligation to provide the Extra Services to Participating Carrier beyond that date.

5.2 The initial fees charged for Extra Services shall not, when combined with the increase, if any, in the Charges referred to in Article 3.1, exceed twelve percent (12%) (during any 12 month period) of the then current Booking fee.

5.3 Any increase in the initial fees charged under 5.2, if any, for Extra Services shall not (during any 12 month period) exceed in the aggregate twelve percent (12%) of the then current fees for Extra Services.

                                   ARTICLE VI

                                      TERM

This Agreement shall commence on the date signed by a duly authorized agent of SABRE Associates and shall continue in effect thereafter until terminated by either party upon thirty (30) days prior written notice to the other party, which notice may be given at any time.

                                  ARTICLE VII

                                    PAYMENT

7.1 SABRE Associates hereby gives notice that it shall, as of the date of this Agreement, irrevocably and unconditionally assign, transfer, sell and set over to American all of SABRE Associates' right, title and interest in and to all charges and amounts due from Participating Carrier under this Agreement.

7.2 American shall submit an invoice to Participating Carrier by the fifteenth day of each month, covering all charges incurred during the previous month. Each invoice, except as otherwise provided herein, shall be settled through the applicable ACH or IATA Clearing House. All payments shall be made in U.S. Dollars. Concurrently herewith, the parties will execute the attached Memorandum of Agreement relative to such settlement (attached hereto as Attachments 1 and 2 respectively.) If Participating Carrier is a member of ACH, it must complete Attachment 1. Otherwise, and if it is a member of the IATA Clearing House, Participating Carrier must complete Attachment 2. Participating Carrier reserves the right to reject after invoicing any amount in dispute which arises out of, or is connected with, a mathematical or other substantive error in such invoice. Any rejection must be made within six (6) months of the date of the invoice. Participating Carrier agrees to explain in writing the circumstances surrounding the disputed billing and the reasons behind the rejection of the invoice by sending a teletype message to HDQLDAA. Such rejection will be processed through the ACH or IATA Clearing House in accordance with the Manual of Procedure. Unless otherwise negotiated by both parties, final settlement of disputed amounts will be resolved by prompt negotiations between SABRE Associates and Participating Carrier, and resulting payments, if any, will be made outside the Clearing House within ten (10) days following receipt of a supplemental invoice.

7.3 If American learns that Participating Carrier is not generally paving its bills to its creditors as they become due, or has taken steps leading to the cessation of its operation as an ongoing business, or if American acquires other reliable information which causes American to have reasonable grounds for insecurity concerning the prospect of payment by Participating Carrier of amounts covered by this Agreement, American may on ten (10) days written notice to Participating Carrier require Participating Carrier, as a condition for the extension of any further Credit hereunder, to provide American with a cash deposit, or with an irrevocable letter of credit or bond issued by a financial institution or surety acceptable to American, in an amount equivalent to two months' expected billings.

7.4 Participating Carrier agrees to pay all fees for Bookings and Cancellations made by SABRE Subscribers for its Codesharing Flights. Participating Carrier agrees to cause its Codesharing Carriers to execute the Codesharing Agreement attached hereto.

                      ARTICLE VII.A (ACCEPTANCE OF FARES)

Participating Carrier shall accept a ticket for transportation at the fare shown on that ticket provided that the ticket was automatically issued by a SABRE Subscriber at a fare consistent with the data in SABRE at the time of its automatic issuance, so long as the Booking related to that ticket has not been altered after the date of automatic issuance in any material respect affecting the fare due; provided, however, that the Participating Carrier shall be relieved of this obligation in cases of documented fraud or other knowing misconduct by the SABRE Subscriber issuing such ticket. Participating Carrier acknowledges that SABRE Associates, and any Affiliate thereof, and SABRE Subscribers shall have no liability to Participating Carrier (and Participating Carrier hereby waives any rights and remedies against SABRE Associates, such Affiliates thereof, and SABRE Subscribers) for any inaccuracies in the fares data showing on such ticket, except that Participating Carrier shall be entitled to pursue any rights or remedies it may have against any SABRE Subscriber which has engaged in documented fraud or other knowing misconduct with respect to the issuance of such ticket.

                                  ARTICLE VIII

                                    NOTICES

         All notices, requests, demands or other communications hereunder shall be in writing, sent by certified or registered mail, overnight mail, facsimile or teletype and shall be deemed to have been given when received at the following addresses:



IF TO SABRE ASSOCIATES:               IF TO PARTICIPATING CARRIER:
MD 3125
P.O. Box 619616
DFW Airport, Texas
75261-9616

                               Please indicate the Participating Carrier's
Teletype: HDQAJAA              daily correspondence teletype address: __________

Facsimile: 817-963-4658        Please indicate the Participating Carrier's
                               reservations teletype address: ______________


Attention:       Manager, Airline Industry Distribution
                 Associate & Strategic Distribution

Any notice given by facsimile or teletype which is received after 1630 local time of the recipient, shall be deemed given the following business day. Either of the above addresses may be changed on ten (10) days prior written notice to the other party.

                                   ARTICLE IX

                        DEFINITIONS AND ADDITIONAL TERMS

         The definitions and additional terms and conditions set forth on
Schedule 1 hereof shall form an integral part of this Agreement and are deemed a part hereof by this reference.

                                   ARTICLE X

                                ENTIRE AGREEMENT

         This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and no amendment or modification shall be effective unless made in writing and duly executed by both parties.

        The parties have executed this Agreement as of the day and year written below.

CARRIER:                                  SABRE ASSOCIATES, INC.
        -------------------------
BY:                                       BY:
   ------------------------------            -----------------------------------
                                                    Lynn T. Hendler
NAME:                                               Manager, Airline Industry
     ----------------------------                   Distribution
                                                    Associate & Strategic
TITLE:                                              Distribution
      ---------------------------
DATE:                                     DATE:
     ----------------------------              ---------------------------------


                                   SCHEDULE 1

                DEFINITIONS AND ADDITIONAL TERMS AND CONDITIONS

I. DEFINITIONS. For the purposes of this Agreement, the following words shall have the meanings set forth below:

         A. ABC shall mean the airline schedules publishing product of Reed Travel Group.

         B.      ACH shall mean Airlines Clearing House, Inc.

         B.1 "AFFILIATE" shall mean, with respect to any person or entity, any other person or entity directly or indirectly controlling or controlled by, or under common control with, such person or entity. For purposes of this definition, "control" (including, without limitation, "controlled by" and "under common control with") shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such person or entity whether through the ownership of voting interests or by contract or otherwise.

         C. AGREEMENT shall mean this SABRE Participating Carrier Distribution and Services Agreement.

         D. APD shall mean Asia Pacific Distribution, LTD., a SABRE Licensee authorized to sell and service SABRE in various areas of IATA Traffic Conference 3.

         E.      AVS shall mean Availability Status Message.

         F. BASIC SABRE PARTICIPATION shall mean one of two levels of carrier-specified SABRE participation as defined in Article 3.1.

         G. BOOKING shall mean an airline passenger segment created by (or secured to) a SABRE Subscriber during any one calendar month in the itinerary portion of the customer's Passenger Name Record (PNR) including, but not limited to, segments created using action codes or status codes NN, SS, BK, HK and/or GK for transportation (i) on Participating Carrier's flights or
                 (ii) Codesharing Flights made by (or secured to) a SABRE Subscriber (less Cancellations made prior to the date of departure during the same calendar month by such SABRE Subscriber). For example, one passenger on a direct flight shall be counted as one Booking, one passenger on two-segment connecting flight shall be counted as two Bookings. Multiple passengers within the same PNR segment constitute multiple Bookings.

         H. CANCELLATION shall mean only those segments canceled by a SABRE Subscriber through SABRE.

         I. CITY PAIR RECORD shall mean a record of flight schedules between two cities, involving direct or Connecting Service. City Pairs can be requested for addition to SABRE by Participating Carrier.

         J. CODESHARING shall mean the industry practice whereby one carrier operates services using the airline designator code of another carrier.

         K. CODESHARING FLIGHTS shall mean flights made by a carrier ("Codesharing Carrier") using the airline designator code of a Participating Carrier.

         L. COMMERCIAL SABRE shall mean a user-friendly version of the SABRE System primarily marketed to corporations.

         M. CONNECT POINTS shall mean airports nominated by a Participating Carrier for use by SABRE in constructing Connecting Services for a specific city pair.

         N. CONNECTING SERVICES shall mean air services involving more than one flight segment. Connecting Services shall be considered multiple Bookings.

         O. CRS RULES shall mean the regulations promulgated by the United States Department of Transportation, 14 CFR Part 255.

         P. DISPLAY PARAMETERS shall mean a document issued by SABRE Associates containing the procedures and methodology used by SABRE Associates for loading, maintaining and displaying schedules, fares, availability, etc., in SABRE as amended by from time to time.

         Q. DIRECT REFERENCE SYSTEM (DRS) shall mean a static display contained in SABRE which Participating Carrier uses to communicate information to SABRE Subscribers.

         R. EAASY SABRE shall mean a user-friendly version of the SABRE system primarily marketed to individual travelers through public data networks.

         S. EXTENDED PNR DATA shall mean an Optional Service that transmits certain additional passenger information to Participating Carrier regarding itineraries involving Participating Carrier.

         T. FALCON shall mean the name used by Gulf Air, a SABRE Licensee, to describe the version of SABRE distributed by Gulf Air in various areas of IATA Traffic Conference 2.

         U. FANTASIA shall mean the version of SABRE currently distributed by APD.

         V. GDS shall mean a global distribution system (commonly referred to as a computerized reservation system) to the extent that it is used by non-airline personnel. A GDS collects, stores, processes, displays and distributes information through computer terminals concerning air and ground transportation, lodging and other travel related products and services offered by travel suppliers and which enables subscribers to (i) reserve or otherwise confirm the use of, or make inquiries or obtain information in relation to, such products and services and/or (ii) issue tickets for the acquisition or use of such products and services.

         W. GDS RULES shall mean rules and regulations established by governmental entities for the operation of GDS' including those in effect in the United States, Canada and the European Community.

         X. OPTIONAL SERVICES shall mean any service offered by SABRE Associates other than the specific services referred to in
                 Article 3.1 and the Extra Services, as more fully described in
                 Article V herein. SABRE Associates may make available additional Optional Services at any time. Participating Carrier may elect to purchase an Optional Service by executing an addendum to this Agreement.

         Y.      PNR shall mean a passenger name record created in SABRE.

         AA. PROFESSIONAL SABRE shall mean a version of the SABRE System primarily marketed to travel agencies.

         BB. SABRE shall mean American's GDS which has electronic facilities able to provide, store, communicate, distribute, process and document such information as is from time to time stored in the data base created and maintained for the SABRE system.

         CC. SABRE ACCESS shall mean access to SABRE through Professional SABRE for the purpose of monitoring data pertaining to Participating Carrier's services.

         DD. SABRE LICENSEE shall mean a person or entity licensed to market SABRE in a designated area of the world.

         EE. SABRE SUBSCRIBER shall mean a person or entity, other than American or an airline using SABRE as its internal reservations system, which utilizes SABRE to make reservations. The term "SABRE Subscriber" shall include any person or entity making reservations through one of the versions of SABRE or through a SABRE Licensee, including, but not limited to, Professional SABRE, Fantasia, Falcon, EAASY SABRE, Commercial SABRE, SITAR or SST or any other version of SABRE marketed by a SABRE Licensee.

         FF.     SCHEDULE SUPPLIER shall mean the designated supplier of
                 schedule information regarding Participating Carrier's flight services, including the ABC Guides/Reed Travel Group (ABC) or Asia Pacific Distribution (APD).

         GG.     SIPP shall mean Standard Interline Passenger Procedures.

         HH. SITAR shall mean the version of SABRE currently distributed by SABRE Licensees, Air India and Indian Airlines.

         II. SPONSORED GDS shall mean a GDS sold or installed or owned in whole or in part by Participating Carrier or its affiliate during the term of the Agreement.

         JJ. SST shall mean SABRE Sociedad Tecnologica, a SABRE Licensee that distributes SABRE under the name SABRE de Mexico.

         KK. SYSTEM PROVIDER shall mean a GDS that has a capability to print a transportation document in a prescribed format and, where applicable, satisfies local technical requirements for doing so.

         LL. THIRD PARTY SYSTEM shall mean any GDS or distribution system other than SABRE or a Sponsored GDS or a GDS in which Participating Carrier is hosted.

         MM. TOTAL ACCESS shall mean a group of Optional Services providing premium connectivity between SABRE and Participating Carrier's system, including Direct Access, Multi Access and Direct Connect.

         NN. TRAVELOCITY shall mean a user-friendly version of the SABRE system primarily marketed to individual travelers through public data networks.

II.      TERMS AND CONDITIONS

         A. Taxes - In addition to any other charges set forth in this Agreement, Participating Carrier shall pay to American all license fees, sales, use, excise, personal property, or other taxes and any and all domestic and foreign duties, import and export fees and licenses, howsoever designated, now or hereafter imposed by any federal, state or local taxing authority or any foreign government or agency thereof, arising in connection with this Agreement, including, but not limited to, Participating Carrier's use of SABRE at its offices, except taxes payable or based on American's or SABRE Associates' net income.

         B. Indemnification - Participating Carrier shall defend, indemnify, and hold SABRE Associates, its affiliates and their respective officers, directors, employees and agents, harmless from any and all liabilities, damages and claims (including litigation costs, expenses, and attorney's fees) which may be suffered by, accrued against, charged to, or recoverable from SABRE Associates, its affiliates or their respective officers, directors, employees, or agents, by reason of or in connection with Participating Carrier's performance, non-performance, or improper performance of the provisions of this Agreement.

         C. Failure or Delay of Service - NEITHER SABRE ASSOCIATES NOR ANY OF ITS AFFILIATES SHALL BE LIABLE TO PARTICIPATING CARRIER, NOR DEEMED TO BE IN DEFAULT OF THIS AGREEMENT ON ACCOUNT OF ANY DELAYS, ERRORS, MALFUNCTIONS, OR BREAKDOWNS WITH RESPECT TO THE EQUIPMENT, DATA OR SERVICES PROVIDED HEREUNDER, REGARDLESS OF ITS NEGLIGENCE.

         D. Disclaimer of Warranties - SABRE ASSOCIATES AND ITS AFFILIATES DISCLAIM AND PARTICIPATING CARRIER HEREBY WAIVES ALL WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR INTENDED USE OF ANY EQUIPMENT, DATA OR SERVICES FURNISHED HEREUNDER, OR ANY LIABILITY IN NEGLIGENCE, TORT OR STRICT LIABILITY WITH RESPECT TO THE EQUIPMENT, DATA OR SERVICES FURNISHED HEREUNDER. PARTICIPATING CARRIER AGREES THAT NEITHER SABRE ASSOCIATES NOR ANY AFFILIATE OF SABRE ASSOCIATES SHALL BE LIABLE TO IT FOR CONSEQUENTIAL DAMAGES UNDER ANY CIRCUMSTANCES (INCLUDING LOSS OF AIR TRANSPORTATION REVENUES).

         E. Title - Title and full and complete ownership rights to all American owned or developed software used in the performance of this Agreement ("System Software") shall remain with American. Notwithstanding any other provision of this Agreement, American shall retain ownership of the System Software and related confidential information. Participating Carrier understands and agrees that software owned or developed by SABRE Associates or its affiliates is a trade secret and proprietary information, whether or not any portion thereof is or may be validly copyrighted or patented. Any data processing documentation supplied by either party to the other with respect to the operation of its reservation system, in any form and any and all copies thereof, are for the exclusive use of the receiving party, and shall not be disclosed or made available to any other person, firm, corporation, or governmental entity in any form or manner whatsoever; provided, however, that after first obtaining written permission and instructions from the disclosing party, the receiving party may voluntarily disclose and make available to consultants and other suppliers of data processing services the documentation or copies, parts or abstracts thereof, in accordance with such permission and instruction; provided further that in the event information, materials, or documentation covered by this Agreement is subpoenaed or otherwise requested or demanded by any court or governmental authority, the subpoenaed party shall give the other party prompt notice thereof prior to complying with the same, and shall exercise its best efforts, in cooperating with the other party, to quash or limit such request, demand and/or subpoena.

         F. Assignment - Neither party shall assign, transfer, license, franchise nor otherwise convey this Agreement or any rights or services hereunder or delegate obligations hereunder to any third person without the prior written consent of the other party, which consent shall not be unreasonably conditioned, delayed or withheld, except that SABRE Associates may, without the consent of Participating Carrier, from time to time assign this Agreement and/or delegate the performance of any of its responsibilities under this Agreement to (i) any Affiliate of SABRE Associates, and/or (ii) to any third person with which SABRE Associates is amalgamated, merged or consolidated, and/or (iii) to any, third person that directly or indirectly acquires all or substantially all of the business or assets of SABRE Associates to which this Agreement relates. Any such third person must have the financial and technical capacity to perform the obligations being assumed and the assigning party shall require such assignee or successor to assume in writing all terms and conditions of this Agreement.

         G. Subcontracting of Services by SABRE Associates - SABRE Associates hereby gives notice that it shall, as of the date of this Agreement, assign, delegate, subcontract or sublicense to its affiliate, American, those interests, rights and/or obligations under this Agreement as are consistent with American's rights, titles and interests in and to the System Software and confidential information. To the extent necessary to effectuate such assignment, delegation, subcontract and/or sublicense references in the Agreement to SABRE Associates shall be deemed to refer to American. Furthermore, SABRE Associates hereby gives notice that it shall, as of the date of this Agreement, subcontract and delegate to American all GDS-related duties and responsibilities under this Agreement. Participating Carrier hereby acknowledges that American, as subcontractor to SABRE Associates, shall not be liable to Participating Carrier and SABRE Associates shall be solely and exclusively liable to Participating Carrier for the full and timely performance of such subcontracted and delegated duties and responsibilities.

         H. Non-Exclusivity - This is a non-exclusive Agreement and similar agreements may be entered into by SABRE Associates or by Participating Carrier with any other party.

         I.      Termination -
                 (1) In the event Participating Carrier fails to make any payment required by this Agreement when due, this Agreement shall automatically be terminated, if such payment is not made within five (5) days of receipt of notice of breach from SABRE Associates.

                 (2) In the event of any other breach of any of the other terms and conditions of this Agreement, by either party, this Agreement shall terminate automatically if the breaching party fails to correct such breach within fifteen (15) days of receipt of notice of breach from the non-breaching party.

                 (3) If either party is granted relief under the United States Bankruptcy Code, or the insolvency laws of any state, province or nation, and if this Agreement has not otherwise terminated, then the non-petitioning party may suspend all further performance of this Agreement until the petitioning party assumes or rejects this Agreement pursuant to Section 365 of the United States Bankruptcy Code or any similar or successor provision. Any such suspension of further performance by the non-petitioning party pending the petitioning party's assumption or rejection will not be a breach of this Agreement and will not affect the non-petitioning party's right to pursue or enforce any of its rights under this Agreement or otherwise.

         J. Independent Contractors - Nothing in this Agreement is intended or shall be construed to create or establish the relationship of principal/agent/partners or joint ventures between the parties hereto.

         K. Governing Law - This Agreement and any disputes arising hereunder shall be governed by the laws of the United States and the State of Texas without regard to its conflict of laws rules. Each party hereby consents to the non-exclusive jurisdiction of the courts of the state of Texas in any dispute arising out of this Agreement.

         L. Force Majeure - Except for Participating Carrier's obligations to make payments hereunder, neither party will be deemed in default of the Agreement as a result of a failure to perform its obligations under this Agreement, if such failure is caused by acts of God or governmental authority, strikes or labor disputes, or fires, breach by suppliers of supply agreements, or any other cause beyond the reasonable control of that party.

         M. Waiver - No waiver of a breach of any provisions of this Agreement by either party shall constitute a waiver of any subsequent breach of the same or any other revisions hereof and no waiver shall be effective unless made in writing.

         N. Captions - The captions appearing in this Agreement have been inserted as a matter of convenience and in no way define, limit or enlarge the scope of this Agreement or any of the provisions.

         O. Invalidity - In the event that any material provision of this Agreement is determined to be invalid, unenforceable or illegal, SABRE Associates shall have the right to terminate the Agreement upon sixty (60) days written notice to Participating Carrier.

         P. Limitation of Liability - NOT WITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NO AFFILIATE OF SABRE ASSOCIATES SHALL HAVE ANY OBLIGATION OR LIABILITY HEREUNDER; PROVIDED, HOWEVER, THAT IF AND TO THE EXTENT SABRE ASSOCIATES ASSIGNS, DELEGATES, SUBCONTRACTS OR SUBLICENSES ANY OR ALL OF ITS OBLIGATIONS HEREUNDER TO AN AFFILIATE, AND AS A RESULT THEREOF SUCH AFFILIATE, BY OPERATION OF LAW, BECOMES LIABLE TO CUSTOMER, THEN ALL DISCLAIMERS WAIVERS, LIMITATIONS OF LIABILITY AND RIGHTS TO INDEMNIFICATION SET FORTH IN THIS AGREEMENT SHALL INURE TO THE BENEFIT OF SUCH AFFILIATE.

                                  AMENDMENT 1

                         TO SABRE PARTICIPATING CARRIER

                 This Amendment No. 1 to that certain SABRE Participating Carrier Agreement is made and entered into between SABRE Associates, Inc., ("SABRE Associates") and Participating Carrier.

                                    RECITALS

                 WHEREAS, SABRE Associates and Participating Carrier entered into that certain SABRE Participating Carrier Agreement effective ____________ 19_, (the "Agreement"); and

                 WHEREAS, The parties have agreed to modify the Agreement to allow the Participating Carrier to make payments directly to American to whom all rights to receive payment have been assigned;

                 NOW, THEREFORE, in consideration of the mutual covenants contained herein, SABRE Associates and Participating Carrier hereby agree as follows:

                 1. Payment. Article 7.2 of the Agreement shall be deleted in its entirety and replaced with the following language:

                          (a) SABRE Associates shall cause American to submit an invoice to Participating Carrier by the fifteenth day of the following month, covering all charges incurred during the previous month, which invoice shall be paid directly to American within thirty (30) days after receipt.

                          (b) Any payment not received by American when due, shall accrue interest at the rate of twelve percent (12%) per annum or the highest amount permitted by law, whichever is less.

                          (c) Participating Carrier agrees to pay to American a deposit in the amount of 250USD, which American may apply against any charges due hereunder which Participating Carrier fails to pay. SABRE Associates shall cause American to return all or any unused portion of the deposit to Participating Carrier upon termination of the Agreement.

                 2. Full Force and Effect. Except as otherwise provided herein, all other terms of the Agreement shall remain in full force and effect.

                 IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year written below.

CARRIER:                              SABRE ASSOCIATES, INC.
        ----------------------------
By:                                   By:
    --------------------------------     --------------------------------------
                                      Lynn T. Hendler
Name:                                 Manager, Airline Industry Distribution
     -------------------------------  Associate and Strategic Distribution

Title:                                Date:
       -----------------------------       ------------------------------------


        SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT


03/29/96                                                                       1

                                  ATTACHMENT 1

              NON-TRANSPORTATION TRANSACTION SETTLEMENT PROCEDURE
                      MEMORANDUM OF AGREEMENT RELATIVE TO
              THE SETTLEMENT THROUGH AIRLINES CLEARING HOUSE, INC.
                       OF NON-TRANSPORTATION TRANSACTIONS

                 WHEREAS, Section 1(b) of the Agreement Relating to the Settlement of Interline Accounts Through Airlines Clearing House, Inc., as amended, provides for the settlement, through the Clearing House, of accounts payable by one member of the Clearing House to another, arising out of transactions other than sales of transportation, in every case where both the debtor and creditor have agreed in writing to settle that type of account through the Clearing House and the date on which such settlement shall begin, and have filed a copy of said Agreement with the Clearing House; and

                 WHEREAS, AMERICAN AIRLINES, INC. and Participating Carrier, the parties hereto, are both members of Airlines Clearing House, Inc., and both desire to settle through the Clearing House certain accounts arising out of transactions other than sales of transportation, and to make it convenient to add additional transactions of a non-transportation nature to the list of those which they presently desire to settle through the Clearing House;

                 NOW, THEREFORE, THIS MEMORANDUM OF AGREEMENT WITNESSETH THAT in consideration of the mutual covenants and agreements herein contained AMERICAN AIRLINES, INC. and Participating Carrier agree as follows:

                 1. With respect to actions arising on and after ____________ 19__, they will settle through the Clearing House accounts arising out of the following types of transactions: reservations, ticketing and communications services.

                 2. The settlement of accounts arising from the transactions specified in Section 1 hereof, or from such other transactions as the parties hereto may subsequently agree to settle through the Clearing House, shall be in accordance with the provisions of Section H of the Manual of Procedure of Airlines Clearing House, Inc.

                 3. The parties hereto may, by an exchange of correspondence, a copy of which shall be furnished to the Clearing House, agree to settle, through the Clearing House, accounts arising out of nontransport transactions other than those specified in Section 1 hereof, and the date on which such settlement shall begin.

                 4. Either party to this Agreement shall have the right, upon giving sixty (60) days advance notice in writing to the other party and to the Clearing House, of terminating this Agreement and thereby discontinuing settlement through the Clearing House with respect to the type or types of accounts specified herein or agreed upon under Section 3.


         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT


03/29/96                                                                       1

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates specified below.

CARRIER:                              AMERICAN AIRLINES, INC.
        ----------------------------
By:                                   By:
    --------------------------------     --------------------------------------
                                      Lynn T. Hendler
Name:                                 Manager, Airline Industry Distribution
     -------------------------------  Associate and Strategic Distribution

Title:                                Date:
       -----------------------------       ------------------------------------


         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT





03/29/96                                                                       2

                                  ATTACHMENT 2

                            MEMORANDUM OF AGREEMENT
                       RELATIVE TO THE SETTLEMENT THROUGH
                              IATA CLEARING HOUSE
                       OF NON-TRANSPORTATION TRANSACTIONS

                 WHEREAS, SABRE Associates, Inc. has irrevocably and unconditional transferred and assigned to American Airlines, Inc. ("American") all of its right, title and interest in and to all charges and amounts due from Participating Carrier under that certain SABRE Participating Carrier Distribution and Services Agreement between SABRE Associates, Inc. And Participating Carrier effective __________________, 19__(the "Agreement").

                 WHEREAS, American and Participating Carrier, the parties hereto, are both members of IATA and both desire to settle through the IATA Clearing House certain accounts arising out of the Agreement.

                 NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained Participating Carrier and American agree as follows:

                 1. With respect to transactions arising on or after June 1, 1995 they will settle through the IATA Clearing House, accounts arising out of the following types of transactions: reservations, ticketing and communications services under the Agreement.

                 2. The settlement of accounts arising from the transactions specified in Section 1 hereof, shall be in accordance with the provisions of Regulation Eleven (11) of the IATA Clearing House.

                 IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Agreement on the date specified below.


CARRIER:                              AMERICAN AIRLINES, INC.
        ----------------------------
By:                                   By:
    --------------------------------     --------------------------------------
                                      Lynn T. Hendler
Name:                                 Manager, Airline Industry Distribution
     -------------------------------  Associate and Strategic Distribution
                                      SABRE Travel Information Network
Title:
       -----------------------------  Date:
                                           ------------------------------------

        SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT





03/29/96                                                                       1

                                  ATTACHMENT 3

For pricing purposes, North America shall include the United States, Canada, Mexico, Puerto Rico and the U.S. Virgin Islands. Rest of World includes all other countries not listed in Europe or North America.

The following countries are included under the pricing for Europe as discussed in Article 3.1 of the SABRE Participating Carrier Distribution and Services Agreement.

Albania                                        Sweden
Algeria                                        Switzerland
Andorra                                        Tajikistan
Armenia                                        Tunisia
Austria                                        Turkey
Azerbaijan                                     Turkmenistan
Belarus                                        Ukraine
Belgium                                        United Kingdom
Bosnia Herzegovina                             Uzbekistan
Bulgaria
Croatia
Czech Republic
Denmark
Estonia
Finland
France
Georgia
Germany
Gibraltar
Greece
Hungary
Iceland
Ireland
Italy
Kazakhstan
Kurdistan
Latvia
Lichtenstein
Lithuania
Luxembourg
Macedonia
Malta
Moldova
Monaco
Montenegro
Morocco
Netherlands
Norway
Poland
Portugal (including Azores and Madeira)
Romania
San Marino
Serbia
Slovak Republic
Slovenia
Spain (including Canary Islands)

         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT





03/29/96                                                                       1

                    AD HOC SCHEDULE CHANGE MESSAGE (ASM) AND
                     STANDARD SCHEDULE CHANGE MESSAGE (SSM)
                           OPTIONAL SERVICES ADDENDUM

                 This Addendum, by and between SABRE Associates, Inc. ("SABRE Associates") and the Participating Carrier identified below, ("Participating Carrier") amends that certain SABRE Participating Carrier Distribution and Services Agreement between SABRE Associates and Participating Carrier ("Agreement").

1. Product Description. Ad Hoc Schedule Change Messages (ASM) and Standard Schedule Change Message (SSM) are alternative optional methods of providing SABRE with a carriers' schedules.

2.       Responsibilities of SABRE Associates.

a. SABRE Associates agrees to devote resources sufficient to testing the programming necessary to implement ASM/SSMs' described in paragraphs 4
         (a) and (b) of this Addendum.

b. SABRE Associates shall have no further responsibility to obtain or use any other source for Participating Carriers schedule information pursuant to Article 3.2 of the Agreement which is hereby deleted.

3.       Responsibilities of Participating Carrier.

a. Participating Carrier shall bear the sole responsibility for all costs related to the choice, installation, maintenance and use of a adequate connections link to SABRE which shall have sufficient capacity to support ASM/SSM.

b Participating Carrier shall only send its schedule information via ASM/SSM messaging and SABRE will not process messages submitted via any vendor (i.e. ABC), telephone, facsimile or via manual dynamic updates.

c. All additions to the Generic Equipment Code Table must be provided by Participating Carrier to SABRE prior to sending any SABRE Associates ASM/SSM messages containing the additional codes. SABRE will reject any ASM/SSM messages which contain new equipment codes which have not been previously provided by Participating Carrier.

e. Participating Carrier shall establish a special reject queue in its teletype system for ASM/SSM messages to which messages containing any errors will be returned for corrections and processing by Participating Carrier.

4.       Joint Terms and Conditions

a. All ASM/SSM messages shall be in accordance with and conform to the standards outlined in the Standard Schedule Information Manual (SIMM) and sent in Local Time (LT). SABRE will accept only the following action submessages:

         ASM: NEW, CNL, RPL, EQT and TIM
         SSM: SKD, NEW, CNL, RPL, EQT and TIM

b.       SABRE ASM/SSM will only be offered via Direct Link
         (Type B), ARINC or SITA.

         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT





03/29/96                                                                       1

c. Implementation of ASM/SSM messages is subject to a mandatory test period which will be determined solely by SABRE Associates. During the mandatory test period Participating Carrier must transmit all ASM/SSM messages directly to the SABRE test system.

d. In the event that either Participating Carrier or SABRE Associates experiences a technical problem, then either party shall have the right to inhibit ASM/SSM during the time that the problem exists. In the event the SABRE system reaches capacity limits, SABRE Associates may implement an appropriate throttling mechanism which may include inhibition or delay of ASM/SSM until such time as SABRE Associates deems that the SABRE system is stabilized.

5.       Fees.

a. In addition to the fees due under Article III of the Agreement and except as provided in paragraph 5 (b) of this Addendum, Participating Carrier shall pay American an implementation fee of $15,000 plus a monthly fee based on number of flight numbers the Participating Carrier submits to SABRE for display as follows:

         (i)              $500.00          1 -500 flight numbers
         (ii)             $1000.00         501-1000 flight numbers
         (iii)            $1500.00         1000 + flight numbers

b. If Participating Carrier has implemented Direct Connect Availability, Participating Carrier may elect to participate in ASM/SSM at no additional fee for so long as it remains a Direct Connect Availability participant.

6.       Term.

         This Addendum shall commence on the date signed by a duly authorized agent of SABRE Associates and shall continue in effect for one (1) year. Thereafter, it shall continue until termination of the Agreement. In no event shall this Addendum remain in effect beyond the termination date of the Agreement.

7.       Full Force and Effect

         Except as otherwise provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

SABRE Associates and Participating Carrier have executed this Addendum as of this ______ day of ______________, 19____.



CARRIER:                             SABRE ASSOCIATES, INC.
        ----------------------------
By:                                  By:
    --------------------------------    ---------------------------------------
Name:                                Lynn T. Hendler
     ------------------------------- Manager, Airline Industry Distribution
Title:                               Associate and Strategic Distribution
      ------------------------------


         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT





03/29/96                                                                       2

                                  TOTAL ACCESS
                           OPTIONAL SERVICES ADDENDUM

         This Addendum, by and between SABRE Associates, Inc. ("SABRE Associates") and the Participating Carrier identified below, ("Participating Carrier") amends that certain SABRE Participating Carrier Distribution and Services Agreement between SABRE Associates and Participating Carrier ("Agreement") and supersedes all previous Total Access Optional Services Addenda to the Agreement.

1.       Product Description   The SABRE Total Access system is comprised of
         several levels of participation (ANSWERBACK, Numeric Availability, Multi Access, and Direct Access) and offers SABRE Subscribers functions under which bookings on Participating Carrier may be made as outlined in the following paragraphs below.

2.       Options Available   There are four participation options in Total
         Access: ANSWERBACK, Numeric Availability ("NAV"), Multi Access, and Direct Access. A Participating Carrier may select any of the four (4) levels of participation, provided however, that NAV can only be chosen if the Participating Carrier is also a participant in one or more levels of Total Access. Some of the functions presently available within each level of Total Access are generally described in Schedule A to this Addendum. Further references to Total Access in this Addendum mean only those levels of access chosen by Participating Carrier in paragraph 3.

3.       Please check below the desired level(s) of Total Access Participation:

         ______ A.   ANSWERBACK is a Participating Carrier's teletype
                     booking product which requests Participating
                     Carrier's record locator after end transaction. Upon receipt of Participating Carrier's record locator, SABRE appends the record locator to the appropriate segment line in the SABRE PNR itinerary field.

         ______ B.   NUMERIC AVAILABILITY ("NAV") provides seat
                     availability status and allows Participating Carrier to display a numeric value of 0 to 9 seats of inventory for a specific flight in the standard SABRE city-pair availability display.

         ______ C MULTI ACCESS allows a SABRE Subscriber the option to access and work directly in Participating Carrier's internal reservation system on a real-time basis using common language entries. While functioning in Multi Access, the SABRE Subscriber can book space and create a PNR in Participating Carrier's internal reservation system.

         ______ D.   DIRECT ACCESS allows a SABRE Subscriber to access
                     certain information within Participating Carrier's internal reservation system on a message transmittal basis, for the purpose of verifying last seat availability, accessing fare information and other data. Bookings are made within SABRE, based on information obtained from Participating Carrier's internal reservation system.

                       ______ D1. CLAIM IT allows a SABRE Subscriber to display
                                  and claim Passenger Name Records from a
                                  Participating Carrier's internal reservation system and to secure them to their agency. Bookings claimed by a SABRE Subscriber will be appended with the Direct Access tag, and the Participating Carrier will be charged the additional premium connectivity booking fee. Participating Carrier must be a Direct Access participant to implement Claim It.


         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT





03/29/96                                                                       1

4.       Responsibilities of SABRE Associates.

a. SABRE Associates shall provide Participating Carrier with appropriate technical/functional documentation for Total Access.

b. SABRE Associates shall maintain and operate Total Access, and shall cooperate with Participating Carrier in resolving any problems encountered in the maintenance of the telecommunications lines between TAS and Participating Carrier's computerized reservation system.

c. SABRE Associates shall provide SABRE Subscribers with Common Language training on Total Access via SABRE Assisted Instructions (S.A.I. Lessons). SABRE will provide on-line reference material to instruct SABRE Subscribers in the use of Total Access.

d. SABRE Associates will review requests for additions to the Common Language, but implementation of such requests will be at SABRE Associates' sole discretion. If SABRE Associates implements any changes to the Common Language requested by other carriers, the cost of implementation shall be borne equally by all carriers desiring to use such Common Language commands.

e. SABRE Associates agrees to devote resources sufficient to complete the programming necessary to implement Total Access. SABRE Associates shall be responsible for the costs it incurs as a result of this Addendum.

f. SABRE Associates shall have the right to terminate this Addendum, without liability, upon thirty (30) days written notice, should Participating Carrier fail to maintain reliability standard of 95% specified in Paragraph 5(c) of "Responsibilities of Participating Carrier" of this Addendum.

5.       Responsibilities of Participating Carrier.

a. Participating Carrier shall provide resources to support SABRE Associates' then current communications protocol.

b. Participating Carrier shall establish and operate its connection to Total Access as defined in the appropriate technical/functional documentation.

c. Participating Carrier will provide, at its sole cost and expense, (i) required telecommunications link(s) (the "Lines") and multi-channel modems between its computerized reservation system and the hardware composing the TAS, or (ii) comparable link via SITA. Participating Carrier will insure that its system, and the Lines linking it to the Switch are operable at least 95% of the time Total Access is operating each month.

d. Participating Carrier shall cooperate with SABRE Associates to implement changes and additions or deletions to the Common Language.

e. If Participating Carrier elects to participate in Direct Access or Multi Access, Participating Carrier shall make available through Multi Access and/or Direct Access the schedule and availability display used by Participating Carrier's reservations personnel.

f. If any future changes in Participating Carrier's internal reservation system require any change in the Common Language, or in any other aspect of Total Access, Participating Carrier will advise SABRE Associates at least sixty (60) days in advance of such change and cooperate with SABRE Associates in developing any changes necessary for Participating Carrier's continued participation. All expenses incurred by SABRE Associates with respect to such changes shall be charged to Participating Carrier at SABRE Associates' vendor and/or internally charged rates.

         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT





03/29/96                                                                       2

g. For each level of participation selected, the functions of Participating Carrier's internal reservations system that shall be made available through Multi Access and/or Direct Access to SABRE Subscribers shall be those listed in Schedule A of this Addendum.

h. Participating Carrier shall provide reasonable help desk and other such technical support as SABRE Associates may require to serve SABRE Subscribers using the Total Access function.

i. All Direct Access booked segments received by Participating Carrier's reservations system from SABRE (including those appended with the unique action code "LK") will be automatically accepted and confirmed and no US/UC message will be generated.

j. All ANSWERBACK booked segments which include the record locator received directly from the Participating Carrier will be considered guaranteed bookings, excepting segments containing a waitlist segment status code.

k. Participating Carrier shall complete the technical/functional documentation appropriate to the level of Total Access participation selected and return it to SABRE Associates within thirty (30) days of the date of this Addendum.

l. Participating Carrier agrees to devote resources sufficient to complete the programming necessary to implement Total Access. Participating Carrier shall be responsible for the costs it incurs as a result of this Addendum.

m. Participating Carrier agrees that each availability status message sent to SABRE by Participating Carrier shall be sent in accordance with and conform to all SIPP and AIRIMP standards and criteria.

n. If Participating Carrier elects to participate in Total Access, SABRE Associates shall provide Carrier Specific Display (CSD). CSD shall be made available at no charge to Participating Carrier provided, however, that in the event this Addendum terminates because Participating Carrier fails to implement ANSWERBACK, Direct Access, or Multi Access, Participating Carrier shall be obligated to pay, in addition to the booking fee paid by Participating Carrier under
         Article 3.1 of the Agreement, and in addition to all other damages sustained by SABRE Associates as a result of Participating Carrier's breach, the sum of USD 0.10 in North America and Rest of the World and ECU. 08 in Europe for each Booking made after the execution date of this Addendum.

6.       Joint Terms and Conditions

a. In the event that either Participating Carrier or SABRE Associates experiences a system problem, then either party shall have the right to inhibit Total Access during the period of time that such system problem exists. If such a problem is a scheduled system outage, each party shall be responsible for notifying the other as soon as possible and each party shall use best efforts to reinstate Total Access capabilities via the procedures agreed upon by both parties in advance of the scheduled system outage. In the event of an emergency situation, each party shall notify the other as soon as possible and use best efforts to reinstate Total Access capabilities as soon as possible.

b. In the event that either Participating Carrier's or SABRE Associates' system reaches capacity limits, Participating Carrier and SABRE Associates will implement the appropriate throttling mechanisms and/or fallback procedures necessary to stabilize the system.

        SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT





03/29/96                                                                       3

7.       Fees.

a. In addition to the charges, if any, referred to under "Responsibilities of Participating Carrier" above, Participating Carrier shall pay American a one time implementation fee for Multi Access or Direct Access of:

                 (i) $10,000 if Participating Carrier uses SABRE as its internal computer reservation system;

                 (ii) $17,000 if Participating Carrier uses as its internal computer reservation system a system of an airline which is already in Total Access; or

                 (iii)    $20,000 if Participating Carrier does not fall within
                          (i) or (ii) above. There will be no implementation fee for the ANSWERBACK and NAV products.

b. For segments booked using the ANSWERBACK, Multi Access, or Direct Access capability (SABRE will append each with an "AB", "MG", or "TA", as applicable), Participating Carrier shall pay to American a fee per Booking as set forth in Schedule B, which is attached and incorporated in this Addendum, which shall be in addition to fees due under Article III of the SABRE Participating Carrier Distribution and Services Agreement.

8. Term. This Addendum shall commence on the date signed by a duly authorized agent of SABRE Associates and shall continue in effect for one (1) year. Thereafter, it may be canceled on 30 days written notice and it shall in any event terminate upon termination of the Agreement.

9. Full Force and Effect. Except as otherwise provided herein, all terms and conditions of the Agreement shall remain in full force and effect, and all capitalized terms shall have the same meaning as assigned to such terms in the Agreement.

SABRE Associates and Participating Carrier have executed this Addendum as of this _____________ day of ___________, 19____.



                                        SABRE ASSOCIATES, INC.
- ------------------------------------
By:                                     By:
    --------------------------------       ------------------------------------
Name:                                   Lynn T. Hendler
     -------------------------------    Manager, Airline Industry Distribution
Title:                                  Associate and Strategic Distribution
      ------------------------------



         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT





03/29/96                                                                       4

                                   SCHEDULE A

                      FUNCTIONS AVAILABLE IN TOTAL ACCESS


                                 DIRECT ACCESS

                       1.      Schedule Displays

                       2.      Availability Displays

                       3.      Scrolling

                       4.      Display of Flight Information (FLIFO)

                       5.      Fare Quote

                       6.      VIT (Specific Flight Schedule)

                       7.      DRS Retrieval

                       8.      Fare Rules

                       9.      Display of Seat Maps

                       10.     Last Seat Availability


                                  MULTI-ACCESS

                       All of the above plus:

                       1.       PNR Retrieval

                       2.       Display of all Portions of a PNR

                       3.       Segment Sell

                       4.       Creation of or Modification of a PNR

                       5.       PNR Pricing

                       6.       Queues/Queue Processing


         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT





03/29/96                                                                       5

                                   SCHEDULE A

                      FUNCTIONS AVAILABLE IN TOTAL ACCESS

                                  (CONTINUED)


                      7.       Pre-Reserved Seats

                      8.       Availability Displays

                      9.       Record Locator Returned to Segment


                                   ANSWERBACK

                      1.       Record Locator Returned to Segment

                      2. Record Locator Transmitted for all Subsequent PNR Modifications

                      3.       Schedule Displays

                      4.       Availability Displays


                              NUMERIC AVAILABILITY

                      1. Return numeric seat value between 0 and 9 via standard AVS messaging

                      2.       Numeric seat value in SABRE primary
                               availability display


         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT





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
                                   SCHEDULE B
                               TOTAL ACCESS FEES

The following is a schedule of SABRE fees per segment booked using the following Total Access levels:

                                               North America and
                                               Rest of the World      Europe
                                               -----------------      ------
ANSWERBACK                                           USD.14           ECU.11

Direct Access                                        USD.36           ECU.27

Multi Access                                         USD.36           ECU.27

ANSWERBACK combined with Direct Access or
         Multi Access booked segments                USD.36           ECU.27

Claim It                                             USD.36           ECU.27

The fee for Numeric Availability is USD.17 in North America and Rest of the World and ECU.13 in Europe per segment. If chosen, Numeric Availability must be combined with one or more of the other Total Access levels, and the segment fees for each of the Total Access products will be as follows:

                                       North America and
                                       Rest of the World                        Europe
                                       -----------------                        ------
ANSWERBACK                             USD.31 (combined fee)             ECU.24 (combined fee)

Direct Access                          USD.17 segment for all NAV        ECU.13 segment for all NAV
                                       segments not booked through       segments not booked through
                                       Direct Access, or                 Direct Access, or

                                       USD.36 per segment for all        ECU.27 per segment for all
                                       segments booked through           segments booked through
                                       Direct Access                     Direct Access

Multi Access                           USD.17 per segment for all        ECU.13 per segment for all
                                       NAV segments, not booked          NAV segments, not booked
                                       through Multi Access, or          through Multi Access, or
                                       USD.36 per segment for all        ECU.27 per segment for all
                                       segments booked through           segments booked through
                                       Multi Access                      Multi Acess


         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT





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

                                  TOTAL ACCESS
                               DIRECT CONNECT AIR
                           OPTIONAL SERVICES ADDENDUM


         This Addendum, by and between SABRE Associates, Inc. ("SABRE Associates") and the Participating Carrier identified below, modifies that certain SABRE Participating Carrier Distribution and Services Agreement.

1.       PRODUCT DESCRIPTION    SABRE Direct Connect Air is the
         premium level of connectivity in the Total Access product line. Direct Connect Air, based on IATA/PADIS-approved EDIFACT standards, provides for the instantaneous, transparent retrieval of information from the Participating Carrier's internal reservation system. Direct Connect Air is comprised of Direct Connect Sell and Direct Connect Availability.

2.       CONDITIONS PRECEDENT   Participating Carrier must have
         executed a Total Access Optional Services Addendum and participate in Direct Access before it may participate in either level of Direct Connect Air and execute this Addendum. Participating Carrier may participate in Direct Connect Availability only if it is also a participant in Direct Connect Sell.

3. OPTIONS AVAILABLE Please check below the desired participation of Direct Connect Air product(s):

         _____A. DIRECT CONNECT SELL allows SABRE, using the
                 IATA/PADIS-approved EDIFACT based standards, to automatically generate a Booking request and provide data required to complete a PNR within the Participating Carrier's internal reservation system. Direct Connect Sell allows for the automatic insertion of Participating Carrier's PNR record locator within the associated PNR created in SABRE, once the Booking has been confirmed by the Participating Carrier. If the inventory requested is available, the Participating Carrier's inventory is automatically decremented from its reservation system. If the inventory is unavailable, the Participating Carrier will immediately generate an unable to sell message. If Participating Carrier elects to participate at the Direct Connect Sell level, upon implementation of Direct Connect Sell, ANSWERBACK shall be provided to Participating Carrier at no further charge.

                 If Participating Carrier elects to participate at the Direct Connect Sell level, Participating Carrier may also select the Numeric Availability ("NAV") option for an additional USD 0.17 per Booking in North America and Rest of the World and an additional ECU 0.13 per Booking in Europe. Please place a check mark next to the NAV option if desired.

                 _____ NAV provides seat availability status and allows Participating Carrier to display a numeric value of 0 to 9 seats of inventory for a specific flight in the standard SABRE city-pair availability display.


          SABRE PARTICIPATING CARRIER DISTRIBUTION SERVICES AGREEMENT





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
         _____ B.DIRECT CONNECT AVAILABILITY allows SABRE, using the
                 IATA/PADIS-approved EDIFACT based standards to provide the instantaneous, transparent retrieval of last-seat, flight specific availability from a Participating Carrier's internal reservation system, resulting from a SABRE Subscriber/system request for flight availability information. Once SABRE receives a Participating Carrier's availability, SABRE integrates the Carrier's availability into the standard SABRE availability display. Participating Carrier may only elect to participate in Direct Connect Availability if the carrier is also a Direct Connect Sell participant. Further references in this Addendum to Direct Connect Air mean the level(s) of participation chosen by Participating Carrier. If Participating Carrier elects to participate at the Direct Connect Availability level, upon implementation of Direct Connect Availability, the NAV option shall be provided to Participating Carrier at no further charge.

4.       Responsibilities of SABRE Associates.

         a. SABRE Associates shall provide Participating Carrier with appropriate technical/functional documentation for the selected participation of Direct Connect Air product(s).

         b. SABRE Associates shall maintain and operate Direct Connect Air and shall cooperate with Participating Carrier in resolving any problems encountered in the maintenance of the telecommunications lines between Direct Connect Air and Participating Carrier's computerized reservation system.

         c. SABRE Associates shall provide SABRE Subscribers with training on Direct Connect Sell via SABRE Assisted Instructions (S.A.I. Lessons). SABRE will provide on-line Direct Connect Air reference material to instruct SABRE Subscribers in the use of Direct Connect Air.

         d. SABRE Associates agrees to devote resources sufficient to complete the programming necessary to implement Direct Connect Air. SABRE Associates shall be responsible for the costs it incurs as a result of this Addendum.

         e. All SABRE Direct Connect Availability requests will conform to the then current IATA/PADIS-approved EDIFACT standards.

         f. SABRE Associates will insure that the Lines linking Participating Carrier's system to SABRE are operable at least 95% of the time Direct Connect Air is operating each month.

         g. If Participating Carrier elects to participate at the Direct Connect Sell level, SABRE Associates shall provide ANSWERBACK to Participating Carrier at no further charge provided however, that in the event this Addendum terminates because Participating Carrier fails to implement Direct Connect Sell, Participating Carrier shall be obligated to pay, in addition to the booking fee paid by Participating Carrier under Article
                 3.1 of the Agreement, and in addition to all other damages sustained by SABRE Associates as a result of Participating Carrier's breach, the sum of USD 0.14 in North America and Rest of the World and ECU .011 in Europe for each ANSWERBACK Booking made after the execution date of this Addendum.

          SABRE PARTICIPATING CARRIER DISTRIBUTION SERVICES AGREEMENT





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
         h. If Participating Carrier elects to participate at the Direct Connect Availability level, the NAV option, if selected by Participating Carrier, will be made available by SABRE Associates at no further charge provided however, that in the event this Addendum terminates because Participating Carrier fails to implement Direct Connect Availability, Participating Carrier shall be obligated to pay, in addition to the booking fee paid by Participating Carrier under Article 3.1 of the Agreement, and in addition to all other damages sustained by SABRE Associates as a result of Participating Carrier's breach, the sum of USD 0.17 in North America and Rest of the World and ECU 0.13 in Europe for each non Multi-Access or Direct Access Booking made after the execution date of this Addendum.

5.       Responsibilities of Participating Carrier

         a. Participating Carrier shall provide resources to support SABRE Associates' then current communications protocol.

         b. Participating Carrier shall establish and operate its connection to Direct Connect Air as defined in the appropriate technical/functional documentation.

         c. The cost of all telecommunications links and multi-channel modems (the "Lines") between Participating Carrier's internal reservation system and the Direct Connect Air complex will be borne by Participating Carrier. If SABRE Associates orders and pays for such Lines, Participating Carrier will reimburse SABRE Associates for any such expense. Participating Carrier will insure that its system, and the Lines linking it to SABRE are operable at least 95% of the time Direct Connect Air is operating each month.

         d. The functions of Participating Carrier's internal reservation system that shall be made available through Direct Connect Air to Subscribers shall be those listed in Schedule A of this Addendum.

         e. Participating Carrier shall make available through Direct Connect Air the schedule and availability display used by Participating Carrier's reservations personnel.

         f. If any future changes in Participating Carrier's internal reservation system require any change to Direct Connect Air, or in any other aspect of Direct Connect Air, Participating Carrier will advise SABRE Associates at least (60) days in advance of such change and cooperate with SABRE Associates in developing any changes necessary for Participating Carrier's continued participation. All expenses incurred by SABRE Associates with respect to such changes shall be charged to Participating Carrier at SABRE Associates' vendor and/or internally charged rates.

         g. Participating Carrier shall provide reasonable customer service assistance and other such technical support as SABRE Associates may require to serve SABRE Subscribers regarding Direct Connect Air.

         h. All Direct Connect Air booked segments received by Participating Carrier's reservations system from SABRE, (including those appended with the unique action code "DK" or "LK") will be automatically accepted and confirmed and no US/UC message will be generated.

         i. Participating Carrier shall complete the technical/functional documentation appropriate

          SABRE PARTICIPATING CARRIER DISTRIBUTION SERVICES AGREEMENT





03/29/96                                                                       3
                 to the selected participation of Direct Connect Air product(s) and return it to SABRE Associates within thirty (30) days of the date of this Agreement.

         j. Participating Carrier agrees to devote resources sufficient to complete the programming necessary to implement Direct Connect Air. Participating Carrier shall be responsible for the costs it incurs as a result of this Addendum.

         k. All Participating Carrier's Direct Connect Availability responses will conform to the current IATA/PADIS-approved EDIFACT standards.

         l. Participating Carrier will return only numeric availability to a SABRE Direct Connect Availability request.

6.       Failure Of Either Party to Perform

         Each party shall have the right to terminate this Addendum, without liability, upon thirty (30) days written notice, should either party fail to maintain reliability standard of 95% specified in Paragraphs 5(c) of "Responsibilities of Participating Carrier" and 4(f) of "Responsibilities of SABRE Associates", of this Addendum.

7.       Joint Terms and Conditions

         a. In the event that either Participating Carrier or SABRE Associates experiences a system problem, then either party shall have the right to inhibit Direct Connect Air during the period of time that such system problem exists. If such a problem is a scheduled system outage, each party shall be responsible for notifying the other as soon as possible and each party shall use best efforts to reinstate Direct Connect Air capabilities via the procedures agreed upon by both parties in advance of the scheduled system outage. In the event of an emergency situation, each party shall notify the other as soon as possible and use best efforts to reinstate Direct Connect Air capabilities as soon as possible.

         b. In the event that either Participating Carrier's or SABRE Associates' system reaches capacity limits, Participating Carrier and SABRE Associates will implement the appropriate throttling mechanisms and/or fallback procedures necessary to stabilize the system.

         c. In the event Participating Carrier is not able to return its availability within two (2) seconds after request, SABRE will default to its internally stored availability database. Any Participating Carrier response to a Direct Connect Availability request, which SABRE Associates receives before the maximum time-limit is reached, will be integrated into the standard SABRE availability display.

8.       Fees
         a. For segments booked using the Direct Connect Air capability, (SABRE will append each with an "DC" indicator) Participating Carrier shall pay to American, on a monthly basis, the following fees per Booking (which shall be in addition to the fees due under Article III of the SABRE Participating Carrier Distribution and Services Agreement):

                 (i) If Participating Carrier participates only in Direct Connect Sell, it shall pay USD 0.36 in North America and the Rest of the World and ECU.0.27 in Europe per Booking for each Booking to which a "DC" indicator is appended.

          SABRE PARTICIPATING CARRIER DISTRIBUTION SERVICES AGREEMENT


03/29/96                                                                       4

                 (ii) If Participating Carrier participates only in Direct Connect Sell and NAV, it shall pay USD 0.17 in North America and Rest of the World and ECU 0.13 in Europe per Booking in addition to the amount specified in subparagraph (i), for each Booking to which a "DC" indicator is appended and it shall pay USD 0.17 in North America and Rest of the World and ECU 0.13 in Europe per Booking for each non Multi-Access or Direct Access Booking.

                 (iii) If Participating Carrier participates in both Direct Connect Sell and Direct Connect Availability, it shall pay USD 0.21 in North America and Rest of the World and ECU 0.16 in Europe per Booking in addition to the amount specified in subparagraph (i), for each Booking to which a "DC" indicator is appended.

         b. At any time after the effective date hereof, SABRE Associates may modify the amount payable under subparagraphs a (i), (ii) or (iii) above, upon thirty (30) days written notice, by a percentage not to exceed fifteen percent (15%) in any consecutive twelve (12) month period. If Participating Carrier does not desire to pay such revised fee, it may withdraw from this Addendum upon written notice to SABRE Associates within thirty (30) days prior to the effective date of the price change.

9.       Term    The Addendum shall commence on the date signed by a duly
         authorized agent of SABRE Associates and shall continue in effect for one (1) year. Thereafter, it shall continue until termination of the Agreement, or termination of the Addendum by either party upon thirty
         (30) days prior written notice. In no event shall this Addendum remain in effect beyond the termination date of the Agreement.

10.      Full Force and Effect    Except as otherwise provided herein, all terms
         and conditions of the Agreement shall remain in full force and effect, and all capitalized terms shall have the same meaning as assigned to such terms in the Agreement.

SABRE Associates and Participating Carrier have executed this Addendum as of this _____________________ day of ____________, 19_____.


CARRIER:                             SABRE ASSOCIATES, INC.
        ----------------------------
By:                                  By:
    --------------------------------    ---------------------------------------
Name:                                Lynn T. Hendler
     ------------------------------- Manager, Airline Industry Distribution
Title:                               Associate and Strategic Distribution
      ------------------------------



          SABRE PARTICIPATING CARRIER DISTRIBUTION SERVICES AGREEMENT


03/29/96                                                                       5

                                   SCHEDULE A
                   FUNCTIONS AVAILABLE IN DIRECT CONNECT AIR

                               DIRECT CONNECT AIR

                          1.      Instant Decrement of Inventory

                          2.      Last Seat Availability

                          3.      Segment Sell

                          4.      Record Locator Returned to Segment

                          5.      Sell from Zero

                          6.      Flight Facts

                          7.      Point Of Sale (POS)

                          8.      Numeric Availability (NAV)


          SABRE PARTICIPATING CARRIER DISTRIBUTION SERVICES AGREEMENT





03/29/96                                                                       6

                         DIRECT REFERENCE SYSTEM (DRS)
                           OPTIONAL SERVICES ADDENDUM

                 This Addendum, by and between SABRE Associates, Inc. ("SABRE Associates") and the Participating Carrier identified below, modifies that certain SABRE Participating Carrier Distribution and Services Agreement.

                 DRS is an automated reference display in SABRE. This system is used to provide marketing and service related information to various SABRE Subscribers. Cost depends on the level of participation.

1.       Options Available.       There are six (6) DRS options available.
         Please select one and place a check mark next to the appropriate selection.

_____    Level A
         - 200 pages with 95 lines of information per page
         - Daily System HOT messaging
         - Monthly Subscriber usage report
         - Participating Carrier creates and updates DRS through its SABRE CRT
         Price: $5,000 per month, excluding cost of SABRE access

_____    Level B
         - 89 pages with 95 lines of information per page
         - Daily System HOT messaging
         - Monthly Subscriber usage report
         - Participating Carrier creates and updates DRS through its SABRE CRT
         Price: $2,500 per month, excluding cost of SABRE access

_____    Level C
         - 50 pages with 95 lines of information per page
         - Daily System HOT messaging
         - Monthly Subscriber usage report
         - Participating Carrier creates and updates DRS through its SABRE CRT
         Price: $1,500 per month, excluding cost of SABRE access

_____    Level D
         - 10 pages with 95 lines of information per page
         - 4 System HOT messages per month
         - Monthly Subscriber usage report
         - Participating Carrier creates and updates DRS through its SABRE CRT
         Price: $1,000 per month; $250 per additional page per month

_____    Level E
         - 3 pages with 95 lines of information per page
         - 4 System Hot messages per month
         - Monthly Subscriber usage report
         - STIN creates and updates DRS on behalf of Participating Carrier (maximum of 2 updates per week)
         Price: $500 per month; $200 per additional page per month

         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT





03/29/96                                                                       1

______   Level F
         -1 page with 95 lines of information per page
         -2 System HOT messages per month
         -Monthly Subscriber usage report
         -STIN creates and updates DRS on behalf of Participating Carrier (maximum of 1 update per month)
         Price: $150 per month

2.       Responsibilities of SABRE Associates.

         a. SABRE Associates will create and maintain the DRS facility for use by Participating Carrier.

         b. SABRE Associates shall provide Participating Carrier with a copy of its standards, guidelines, formats, and procedures ("DRS Standardization Procedures"). SABRE Associates shall have the right to modify its DRS Standardization Procedures upon Sixty (60) days written notice.

         c. SABRE Associates will provide Participating Carrier with DRS options equal to those offered to any other Participating Carrier.

         d. SABRE Associates reserves the right to monitor the DRS for compliance with DRS Standardization Procedures.

         e. SABRE Associates will provide a monthly usage report to Participating Carrier.

         f. SABRE Associates will input and update Participating Carrier's DRS if option E or F is selected (Maximum of two updates per week). SABRE Associates shall assume no liability whatsoever for the accuracy of the information loaded into SABRE on Participating Carrier's behalf.

3.       Responsibilities of Participating Carrier.

         a. Participating Carrier shall comply with SABRE Associates' DRS Standardization Procedures as may be changed from time to time on 60 days advance notice by SABRE Associates.

         b. Participating Carrier will input and update its DRS if it selects option A, B, C, or D.

4.       Term.   This Addendum shall commence on the date signed by a duly
         authorized agent of SABRE Associates and shall continue in effect for a minimum of six (6) months. Thereafter, it shall continue until canceled by either party upon forty (40) days prior written notice. In no event shall this Addendum remain in effect beyond the termination date of the Agreement.




         SABRE PARTICIPATING CARRIER DISTRIBUTION SERVICES AGREEMENT

03/29/96                                                                       2

5. Full Force and Effect. Except as otherwise provided herein, all terms and conditions of the Agreement shall remain in full force and effect, and all capitalized terms shall have the same meaning as assigned to such terms in the Agreement.

SABRE Associates and Participating Carrier have executed this Addendum as of this _________ day of _____________ 19_____.

CARRIER:                                SABRE ASSOCIATES, INC.
        -----------------------
By:                                     By:
   ----------------------------            -----------------------------------
Name:                                   Lynn T. Hendler
     --------------------------         Manager, Airline Industry Distribution
Title:                                  Associate and Strategic Distribution
      -------------------------





         SABRE PARTICIPATING CARRIER DISTRIBUTION SERVICES AGREEMENT

03/29/96                                                                       3

                    MARKETING INFORMATION DATA TAPES (MIDT)
                           OPTIONAL SERVICES ADDENDUM

         This Addendum, by and between SABRE Associates, Inc. ("SABRE Associates") and the Participating Carrier identified below, modifies that certain SABRE Participating Carrier Distribution and Services Agreement.

         Marketing Information Data Tapes are daily, weekly or monthly data produced by STIN regarding Professional SABRE and Commercial SABRE Subscriber Bookings. This data can be transmitted electronically daily or weekly via a specified vendor. Information provided includes, but is not limited to, pseudo city code, ARC/IATA number (where applicable), SABRE Subscriber name, airline code, board/off cities, class of service, flight number, passenger count, departure date, booking date (month, day and year) agency city, state, country and zip or postal code and PNR record locator.

1. Options Available. There are four (4) options available. Please indicate your selection by placing a check mark next to the appropriate option.

_______  OPTION A           UMIDT - U.S. DOMESTIC MDT

                            contains Domestic Booking data, (data related to transportation wholly within the U.S.) from all SABRE Subscribers.

                            Option A may be purchased by all Participating Carriers Historical data prior to October, 1994 may not be provided to any non U.S. Certificated Carrier.


_______  OPTION B           XMIDT - INTERNATIONAL MIDT

                            contains all Booking Data from Non-U.S. and Non-Canadian SABRE Subscribers. May be purchased by all Carriers.

_______  OPTION C           GMIDT - GATEWAY MIDT

                            contains Gateway to Gateway Data from all SABRE Subscribers.


                            May be purchased by all U.S. Certificated Carriers and carriers certificated by one of the Gateway Countries. (A carrier certificated by one of the Gateway Countries may only purchase Gateway data between U.S. and its home country. Option C may only be purchased after the necessary government approvals have been obtained.)

_______  OPTION D           IMIDT - INTERNATIONAL MIDT

                            contains International Booking data (data related to outside the U.S.) from all SABRE Subscribers

                            May be purchased by all participating carriers







         SABRE PARTICIPATING CARRIER DISTRIBUTION SERVICES AGREEMENT

03/29/96                                                                       1

                            NOTE:Applicable to Options A, C and D.

                            The following is an excerpt from the U.S.
                            Department of Transportation, Computer Reservations Systems Part 255.10, regarding Marketing and booking information.

                            ". . . no system may provide such data to a foreign carrier if the foreign carrier or an affiliate owns, operates, or controls a system in a foreign country, unless such carrier or system provides comparable data to all U.S. carriers on nondiscriminatory terms.

         Please indicate the type of Data desired:

         Purged Data                     Booked (Net) Data
                    -------------                          -----------
         Electronic Daily:               (Includes booking code and cancellation
                          -------        indicator.)
         Monthly Tape:
                      -----------        Electronic Weekly:
                                                           -----------
                                         Weekly Tape:
                                                     -----------------


2.       Responsibilities of SABRE Associates.

         a. SABRE Associates shall commence supplying the MDT to Participating Carrier within ninety (90) days of receipt of this signed Addendum.

         b. SABRE Associates shall provide Participating Carrier with the fixed format record layout with all data elements, element descriptions, field lengths, displacements, and tape specifications.

         c. Upon ninety (90) days advance notice, SABRE Associates may modify all or any components or the format of the MIDT.

         d. Subject to applicable GDS Rules, SABRE Associates reserves the right to discontinue the MIDT, it being understood that the MIDT shall contain only such marketing, booking, and sales data as SABRE Associates elects to generate from its SABRE Subscriber System.

3. Responsibilities of Participating Carrier. Participating Carrier agrees that the data contained on the MIDT may not be published, duplicated, reproduced in any manner, electronic or otherwise, in whole or in part, nor utilized by, disclosed or sold to any third party.

4. Fees. The monthly charge for one option selected shall be $1.00 multiplied by the number of active SABRE Subscriber pseudo city codes existing as of the first day of each month, which has one or more applicable Booking segments for the calendar month.

         The monthly charge for Option D combined with another MIDT Option selected shall be $1.50 multiplied by the number of active SABRE Subscriber pseudo city codes in the combined product existing as of the first day of each month, which has one or more applicable Booking segments for the calendar month.

         In addition to the above mentioned fees, the following handling charges for electronic transmission shall apply. A fee of two thousand ($2,000) a month for daily electronic transmission or five hundred ($500) a month for weekly electronic transmission.






         SABRE PARTICIPATING CARRIER DISTRIBUTION SERVICES AGREEMENT

03/29/96                                                                       2

         5. Term. This Addendum shall commence on the date signed by a duly authorized agent of SABRE Associates and shall continue in effect for a minimum of three (3) months. Thereafter, it shall continue until canceled by either party upon forty (40) days prior written notice. In no event shall this Addendum remain in effect beyond the termination date of the Agreement.

         6. Full Force and Effect. Except as otherwise provided herein, all terms and conditions of the Agreement shall remain in full force and effect, and all capitalized terms shall have the same meaning as assigned to such terms in the Agreement.

SABRE Associates and Participating Carrier have executed this Addendum as of this _________ day of _____________, 19_____.

CARRIER:                                SABRE ASSOCIATES, INC.
        -----------------------
By:                                     By:
   ----------------------------            -----------------------------------
Name:                                   Lynn T. Hendler
     --------------------------         Manager, Airline Industry Distribution
Title:                                  Associate and Strategic Distribution
      -------------------------







         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT

03/29/96                                                                       3

                     CAPTURE INFORMATION DATA TAPES (CIDT)
                           OPTIONAL SERVICES ADDENDUM

         This Addendum, by and between SABRE Associates, Inc. ("SABRE Associates") and the Participating Carrier identified below, modifies that certain SABRE Participating Carrier Distribution and Services Agreement.

Capture Information Data Tapes ("CIDT") are daily and/or monthly magnetic data tapes produced by SABRE Associates or its affiliates regarding Professional SABRE and Commercial SABRE Subscriber input formats and output responses. Information provided includes, but is not limited to, pseudo city code, ARC/IATA number (where applicable), SABRE Subscriber sell entries, availability requests, flight information, received from information, ticketing, pricing commands, ignore responses, end transaction and fare quotes.

1.       (a.)     Options Available. There are two (2) options available. Please select one and place a check mark next to the appropriate selection.

- -------  OPTION A        - contains U.S. Domestic Transaction Data from all U.S.
                           SABRE Subscribers.

- -------  OPTION B        - contains all Transaction Data from Non-U.S. and
                           Non-Canadian SABRE Subscribers.

         (b.)     Please indicate data distribution choice:

                  MONTHLY                  DAILY
                         ----------             ----------

2.       Responsibilities of SABRE Associates

         a. SABRE Associates shall commence supplying the CIDT to Participating Carrier within ninety (90) days of receipt of this signed Addendum.

         b. SABRE Associates shall provide Participating Carrier with the record layout which contains all data elements, element descriptions, field lengths, displacements, and tape specifications.

         c. Upon ninety (90) days advance notice, SABRE Associates may modify all or any components or the format of the CIDT.

         d. Subject to applicable GDS Rules, SABRE Associates reserves the right to discontinue the CIDT, it being understood that the CIDT shall contain only such marketing, booking, and sales data as SABRE Associates elects to generate from its SABRE Subscriber System.

3.       Responsibilities of Participating Carrier.

         Participating Carrier agrees that the data contained on the CIDT may not be published, duplicated, reproduced in any manner, electronic or otherwise, in whole or in part, nor utilized by, disclosed or sold to any third Party.






         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT

03/29/96                                                                       1

4. Fees. The monthly charge shall be $12,000.00 per option. An additional $300.00 monthly charge shall be due in the event Participating Carrier elects daily distribution handling.

5. Term. This Addendum shall commence on the date signed by a duly authorized agent of SABRE Associates and shall continue in effect for a minimum of three (3) consecutive months. Thereafter, it shall continue until canceled by either party upon forty (40) days prior written notice. In no event shall this Addendum remain in effect beyond the termination date of the Agreement.

6. Full Force and Effect. Except as otherwise provided herein, all terms and conditions of the Agreement shall remain in full force and effect, and all capitalized terms shall have the same meaning as assigned to such terms in the Agreement.

SABRE Associates and Participating Carrier have executed this Addendum as of this _________ day of _____________, 19_____.

CARRIER:                                SABRE ASSOCIATES, INC.
        -----------------------
By:                                     By:
   ----------------------------            -----------------------------------
Name:                                   Lynn T. Hendler
     --------------------------         Manager, Airline Industry Distribution
Title:                                  Associate and Strategic Distribution
      -------------------------







         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT

03/29/96                                                                       2

                                 POINT OF SALE
                           OPTIONAL SERVICES ADDENDUM

         This Addendum, by and between SABRE Associates, Inc. ("SABRE Associates") and the Participating Carrier identified below, modifies that certain SABRE Participating Carrier Distribution and Services Agreement.

1. Product Description. Point Of Sale is an optional data service by which additional data elements from a SABRE Booking and a Subscriber request, other than those required by SIPP, are transmitted to the Participating Carrier's internal reservation system, providing Point Of Sale information about the SABRE Booking location and SABRE Booking client. The Point Of Sale data elements provided include, but are not limited to: (ISO) country code, city code (nearest airport location), travel agent requester authority code, travel agency pseudo city code, ARC/IATA number (or the SABRE international identifier for non-IATA Subscribers), (ISO) currency code and frequent traveler (or equivalent) plan number.

2. Options Available. There are three levels of connectivity available for selection in Point Of Sale: standard teletype, Multi-Access and Direct Access. A Participating Carrier may select any of the three (3) connectivity's of participation provided however, that Point Of Sale Multi-Access and Direct Access can only be chosen if the carrier is also a Multi-Access and/or Direct Access participant.

Please check below the desired level(s) of Point Of Sale connectivity
Participation:

         A.      Teletype POINT OF SALE is available to all Participating
- -------          Carriers who exchange reservations messages with SABRE via standard teletype. Point Of Sale information transmitted via teletype at "End Transaction" will be appended to the Record Locator element of the teletype message.

         B.      Multi-Access POINT OF SALE allows Participating Carriers with
- -------          Multi-Access functionality capability to receive information appended to Subscriber requests as the requests are sent to Participating Carrier's internal reservation system. A Participating Carrier who elects to receive Multi-Access Point Of Sale will be given the option to select any or all of the data elements provided, as well as the order in which to receive the data elements, with the exception of the frequent traveler (or equivalent) plan number which, if selected, will always appear last in the data sequence. Transactions to which Point Of Sale data is appended include: entry into host internal reservation system (sine-in), availability/schedules, seat maps, Direct Reference System (DRS), fare quote and bypass entries.

         C.      Direct Access POINT OF SALE allows Participating Carriers with
- -------          Direct Access functionality capability to receive information appended to Subscriber requests as the requests are sent to Participating Carrier's internal reservation system on a message transmittal basis. A Participating Carrier who elects to receive Direct Access Point Of Sale will be given the option to select any or all of the data elements provided as well as the order in which to receive the data elements, with the exception of the frequent traveler (or equivalent) plan number which, if selected, will always appear last in the data sequence. Transactions to which Point Of Sale is appended will include: availability/schedules, seat maps, Direct Reference System (DRS), fare quote and bypass entries.






         SABRE PARTICIPATING CARRIER DISTRIBUTION SERVICES AGREEMENT

03/29/96                                                                       1

3.       Rights and Responsibilities of SABRE Associates.

a. SABRE Associates will provide Participating Carrier with appropriate technical/functional documentation for selected level(s) of the Point Of Sale product.

b. SABRE Associates agrees to devote resources sufficient to complete the programming to its Point Of Sale product necessary to implement that Point Of Sale product. SABRE Associates shall be responsible for the costs it incurs as a result of this Addendum.

c. Upon ninety (90) days advance notice, SABRE Associates may modify any or all data elements, transactions appended to the data elements or the format of the Point Of Sale product.

d. At any time, notwithstanding paragraph 8 herein, SABRE Associates may terminate this Addendum, with or without cause, upon thirty (30) days written notice to Participating Carrier.

4.       Responsibilities of Participating Carrier.

a. Participating Carrier shall provide resources to support SABRE Associates' then current communication protocol.

b. Participating Carrier shall establish and operate its connection to Multi-Access and Direct Access as it applies to Point Of Sale data as defined in the appropriate technical/functional documentation provided by SABRE Associates.

c. Participating Carrier shall cooperate with SABRE Associates to implement changes and modifications or deletions to the data elements and/or the transactions appended to the data elements of Point Of Sale as SABRE Associates determines, in its sole discretion.

d. If any future changes in Participating Carrier's internal reservation system require any changes to the Point Of Sale product in either teletype, Multi-Access or Direct Access, Participating Carrier will advise SABRE Associates at least sixty (60) days in advance of such change and cooperate with SABRE Associates in developing any changes necessary for Participating Carrier's continued participation. All expenses incurred by SABRE Associates with respect to such change shall be charged to Participating Carrier at SABRE Associates' vendor and/or internally charged rates.

5.       Joint Terms and Conditions.   In the event that either Participating
         Carrier or SABRE Associates experiences a system problem, then either party shall have the right to inhibit Point Of Sale provided through Multi-Access and/or Direct Access during the period of time that such system problem exists. If such a problem is a scheduled Participating Carrier system outage, Participating Carrier shall notify SABRE Associates in a reasonable amount of time. Participating Carrier shall use its best efforts to reinstate Point Of Sale capabilities provided through Multi-Access and/or Direct Access as quickly as possible. If SABRE Associates experiences a scheduled system outage with Multi-Access or Direct Access, SABRE Associates will notify Participating Carrier via normal operating procedures. In the event of an emergency situation, SABRE Associates will notify the Participating Carrier in a reasonable amount of time. SABRE Associates shall use best efforts to reinstate Multi-Access or Direct Access capabilities as quickly as possible.






         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT

03/29/96                                                                       2

6.       Fees.

a. In addition to the charges, if any, referred to under "Responsibilities of Participating Carrier" above, Participating Carrier shall pay SABRE Associates a premium of USD 0.05 in North America and Rest of the World and ECU 0.04 in Europe per each Multi-Access and Direct Access segment booked. There will be no charge for Point of Sale data transmitted via Multi-Access and/or Direct Access if Participating Carrier is a current Direct Connect Air participant.

b. For those segments booked via standard teletype with Point Of Sale data transmitted at "End Transaction", there will be no charge.

c. At any time after the effective date hereof, SABRE Associates may modify the amount payable under subparagraph a. above, upon thirty
         (30) days written notice by a percentage not to exceed fifteen percent (15%) in any consecutive twelve (12) month period. If Participating Carrier does not desire to pay such revised fee, it may withdraw from this Addendum upon such notice prior to the effective date of the price change.

7. Term. The Addendum shall commence on the date signed by a duly authorized agent of SABRE Associates and shall continue in effect for one (1) year. Thereafter, it shall continue until termination of the Agreement; provided however, that after the first year, Participating Carrier shall have the right to terminate this Addendum without liability, upon thirty (30) days written notice to SABRE Associates. In no event shall the term of this Addendum extend beyond the termination of the Agreement.

8. Full Force and Effect. Except as otherwise provided herein, all terms and conditions of the Agreement shall remain in full force and effect, and all capitalized terms shall have the same meaning as assigned to such terms in the Agreement.

SABRE Associates and Participating Carrier have executed this Addendum as of this _________ day of _____________, 19_____.

CARRIER:                                SABRE ASSOCIATES, INC.
        -----------------------
By:                                     By:
   ----------------------------            -----------------------------------
Name:                                   Lynn T. Hendler
     --------------------------         Manager, Airline Industry Distribution
Title:                                  Associate and Strategic Distribution
      -------------------------







         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT

03/29/96                                                                       3

                               EXTENDED PNR DATA
                           OPTIONAL SERVICES ADDENDUM

         This Addendum, by and between SABRE Associates, Inc. ("SABRE Associates") and the Participating Carrier identified below, modifies that certain SABRE Participating Carrier Distribution and Services Agreement.

         Extended PNR Data is a service by which additional elements from a SABRE Booking, other than those required by SIPP, are transmitted to the Participating Carrier. Extended PNR Data is transmitted at time of PNR creation, and updates are sent at time of ticketing, via teletype, to each carrier participating in this option that also participates in the itinerary at end transaction. The extended data transmitted includes: PNR record locator, passenger's complete itinerary, the receiving carrier's frequent flyer (or equivalent) plan number, travel agent's ARC/IATA number (or the SABRE international identifier for non-IATA Subscribers), passenger name, phone contact, ticketing time limits and fare construction (excluding the agent's commission), ticket number (at time of Booking and if known by SABRE), and PNR element changes recap (at time of ticketing, if not already transmitted).

1.       Data Transmission.

         a. SABRE Associates shall transmit the above listed information at PNR creation. In addition, SABRE Associates shall transmit updates to Participating Carrier at time of ticketing.

         b. Unless otherwise agreed upon, SABRE Associates shall commence transmission of Extended PNR Data within ninety (90) days of receipt of this Addendum.

2.       Fees.

         a. SABRE Associates will charge an implementation fee of $5,000 for participation in the Extended PNR Data option.

         b. A fee of $.01 will be assessed for each Extended PNR transmission.

         c. Communications costs shall be the responsibility of Participating Carrier.

3. Term. This Addendum shall commence on the date signed by a duly authorized agent of SABRE Associates and shall continue in effect for a minimum of three (3) months. Thereafter, it shall continue until canceled by either party upon forty (40) days prior written notice. In no event shall this Addendum remain in effect beyond the termination date of the Agreement.

4. Eligibility. All U.S. Carriers, and those foreign carriers for which the necessary governmental approvals have been obtained are eligible to receive Extended PNR Data under this Addendum.







         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT

03/29/96                                                                       1

5.       Full Force and Effect.   Except as otherwise provided herein, all terms
         and conditions of the Agreement shall remain in full force and effect, and all capitalized terms shall have the same meaning as assigned to such terms in the Agreement.

SABRE Associates and Participating Carrier have executed this Addendum as of this _________ day of _____________ 19_____.

CARRIER:                                SABRE ASSOCIATES, INC.
        -----------------------
By:                                     By:
   ----------------------------            -----------------------------------
Name:                                   Lynn T. Hendler
     --------------------------         Manager, Airline Industry Distribution
Title:                                  Associate and Strategic Distribution
      -------------------------


         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT

03/29/96                                                                       2

                        TICKET CONTROL NUMBER (TCN) DATA
                           OPTIONAL SERVICES ADDENDUM

         This Addendum, by and between SABRE Associates, Inc. ("SABRE Associates") and the Participating Carrier identified below, modifies that certain SABRE Participating Carrier Distribution and Services Agreement (The "Agreement").

         Ticket Control Number Data is accounting information on magnetic tape or via electronic transmission and produced by SABRE Associate or its affiliate daily or weekly, to be used by Participating Carrier in streamlining its revenue accounting system.

1.       Option Available.

                 "Long Data" includes: all ticketing data such as validating
- ---------        carrier account code, validating carrier guarantee code,
                 initial ticket number or ticket control number (TCN), initial ticket number digit, or TCN check digit, actual ticket number check digit, relative ticket in set, automated ticket number pricing code, agency's number or sales outlet number including check digit, cash/credit indicator, credit card account number and check digit, credit card extended payment code and approval code, date of issue, booking date, fare calculation, commission rate and amount, tax code and amounts, country code, total sales amount, equivalent amount paid, currency code, ticketing carrier accounting code, domestic/international code, void coupon indicator, passenger identification/type code (PIC code), passenger name, ATB/TCN/TAT identification, PNR record locator, tour code, stopover codes, airport city codes, carrier codes, departure dates, flight numbers.

         Please indicate the type of transmission and the frequency desired:

         Tape:             Daily                 Weekly
                                ---------              ----------
         Electronic:       Daily                 Weekly
                                ---------              ----------

2.       Data Transmission.    SABRE Associates shall provide the above listed
         information to Participating Carrier on a daily or weekly basis, according to Participating Carrier's preference. Electronic transmissions are sent via ATPCO.

3.       Fees.    A fee of $.07 will be assessed for each ticket count included on the tape.

4.       Term.   This Addendum shall commence on the date signed by a duly
         authorized agent of SABRE Associates and shall continue in effect for a minimum of three (3) months. Thereafter, it shall continue until canceled by either party upon forty (40) days prior written notice. In no event shall this Addendum remain in effect beyond the termination date of the Agreement.

5.       Full Force and Effect.    Except as otherwise provided herein, all
         terms and conditions of the Agreement shall remain in full force and effect, and all capitalized terms shall have the same meaning as assigned to such terms in the Agreement.

6.       Responsibilities of Participating Carrier.    Participating Carrier
         agrees that the data contained on the TCN data tape may not be published, duplicated, reproduced in any manner, electronic or otherwise, in whole or in part, nor utilized by, disclosed or sold to any third party.


         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT

05/29/96                                                                       1

                   NOTE The following is an excerpt from the U.S.Department of Transportation, Computer Reservations Systems
                          Part 255.10, regarding Marketing and booking information.

                          ". . .no system may provide such data to a foreign carrier if the foreign carrier or an affiliate owns, operates, or controls a system in a foreign country, unless such carrier or system provides comparable data to all U.S. carriers."

                          If this provision is applicable to your company, please represent that you are in compliance by signing below.

                 Airline
                        -------------------
                 Signature
                          -----------------

SABRE Associates and Participating Carrier have executed this Addendum as of this _________ day of _____________, 19_____.

CARRIER:                                SABRE ASSOCIATES, INC.
        -----------------------
By:                                     By:
   ----------------------------            -----------------------------------
Name:                                   Lynn T. Hendler
     --------------------------         Manager, Airline Industry Distribution
Title:                                  Associate and Strategic Distribution
      -------------------------


         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT

03/29/96                                                                       2

                         CARRIER SPECIFIC DISPLAY (CSD)
                           OPTIONAL SERVICES ADDENDUM

         This Addendum, by and between SABRE Associates, Inc. ("SABRE Associates") and the Participating Carrier identified below, modifies that certain SABRE Participating Carrier Distribution and Services Agreement.

         Carrier Specific Display allows a SABRE Subscriber to request city pair availability for a designated Participating Carrier. The display includes that carrier's direct flights, stored on-line and off-line connections and any dynamically-built connections.

1. Implementation. SABRE Associates shall implement CSD for Participating Carrier within seven (7) days of the receipt of this Addendum.

2. Fees. A premium of USD 0.10 in North America and Rest of the World and ECU 0.08 in Europe will be levied on all Participating Carrier SABRE Bookings for carriers electing CSD as an option.

         NOTE: CSD is offered as part of the Total Access Optional Service at no charge to Participating Carrier.

3. Term. This Addendum shall commence on the date signed by a duly authorized agent of SABRE Associates and shall remain in effect for a minimum of six (6) months. Thereafter, it shall continue until canceled by either party upon forty (40) days prior written notice. In no event shall this Addendum remain in effect beyond the termination date of the Agreement.

4. Full Force and Effect. Except as otherwise provided herein, all terms and conditions of the Agreement shall remain in full force and effect, and all capitalized terms shall have the same meaning as assigned to such terms in the Agreement.

SABRE Associates and Participating Carrier have executed this Addendum as of this _________ day of _____________, 19_____.

CARRIER:                                SABRE ASSOCIATES, INC.
        -----------------------
By:                                     By:
   ----------------------------            -----------------------------------
Name:                                   Lynn T. Hendler
     --------------------------         Manager, Airline Industry Distribution
Title:                                  Associate and Strategic Distribution
      -------------------------





        SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT

03/29/96                                                                       1

                            NAME CHANGE RESTRICTION
                           OPTIONAL SERVICES ADDENDUM

         This Addendum, by and between SABRE Associates, Inc. ("SABRE Associates ") and the Participating Carrier identified below, amends that certain SABRE Participating Carrier Distribution and Services Agreement between SABRE Associates and Participating Carrier (the "Agreement").

1.       Product Description   Name Change Restriction is an optional tool to
         assist in controlling name changes made to passenger name records. This function is restricted to inventory classes of service that the carrier provides to SABRE through a service vendor.

         A warning message will be issued at the initial time of booking a restricted class of service advising that a name change is not allowed to carrier and fare class.

         When a subscriber attempts to name change on a previously booked passenger name record they will receive a warning stating that name change is not allowed for restricted fare classes for that specific segment, space will be canceled if a name change is made. If a second attempt is made the space will be canceled advising the subscriber that this was due to a name change and an SSR will be sent to the carrier advising of the cancellation.

2.       Participating Carrier Responsibilities   Participating Carrier must
         provide SABRE within (30) thirty days of signature of this Addendum written notice of any name change restriction requests.

3.       Fees   There are presently no fees associated with this product; SABRE
         Associates reserves the right to implement a reasonable fee on 90 days written notice should it become necessary. If Participating Carrier declines to pay a fee, either party may terminate this addendum with 30 days written notice without penalty.

4.       Term   This Addendum shall commence on the date signed by a duly
         authorized agent of SABRE Associates and shall continue in effect for one (1) year. Thereafter, it may be canceled on thirty (30) days written notice and it shall in any event terminate upon termination of the Agreement.

5.       Full Force and Effect   Except as provided herein, an terms and
         conditions of the Agreement shall remain in full force and effect.

CARRIER:                                SABRE ASSOCIATES, INC.
        -----------------------
By:                                     By:
   ----------------------------            -----------------------------------
Name:                                   Lynn T. Hendler
     --------------------------         Manager, Airline Industry Distribution
Title:                                  Associate and Strategic Distribution
      -------------------------
                                        Date:
                                             ---------------------------------






        SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT

03/29/96                                                                       1

                             BOARDING PASS PROGRAM
                           OPTIONAL SERVICES ADDENDUM

         This Addendum, by and between SABRE Associates, Inc. ("SABRE Associates") and the Participating Carrier identified below, modifies that certain SABRE Participating Carrier Distribution and Services Agreement (the "Agreement").

         SABRE Associates offers to certain SABRE Subscribers, primarily Professional SABRE Subscribers, a Boarding Pass Program under which such subscribers may issue advance boarding passes on Participating Carrier.

1.       Responsibilities of SABRE Associates

         a. SABRE Associates shall provide the facility for issuance of boarding passes to Boarding Pass Subscribers.

         b. The Boarding Pass Program may be limited or discontinued at SABRE Associates' sole discretion due to technical and economic feasibility or capacity constraints.

         c. SABRE Associates shall initiate and process messages to Participating Carrier as required to obtain seat information needed to issue boarding passes.

         d. SABRE Associates shall make boarding pass stock available to SABRE travel agencies.

         e. In the event that Participating Carrier does not purchase the DRS Optional Service, SABRE Associates will provide one page of DRS for display of Boarding Pass information.

         f. The Boarding Pass Program shall not be used internally by SABRE Associates or its affiliates, to issue boarding passes on Participating Carrier.

2.       Responsibilities of Participating Carrier.

         a. Participating Carrier will maintain its pre-reserved seat selection capability through which a pre-reserved seat may be selected for a passenger at least thirty (30) days prior to departure date.

         b. Participating Carrier shall take steps to ensure a two-hour maximum response time for a pre-reserved seat request from a SABRE Subscriber.

         c. By such time as functional testing shall commence, Participating Carrier will establish in its system a unique queue into which Special Service Request (SSR) messages generated from SABRE Subscribers requesting pre-reserved seats will fall for processing.

         d. Participating Carrier shall create, maintain, and update a Boarding Pass page in its DRS relating to the specific parameters to which all Subscribers must adhere with regard to boarding pass issuance on Participating Carrier.

         e. Participating Carrier agrees to accept Boarding Passes issued by SABRE Subscribers as boarding authority for travel on Participating Carrier.






        SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT

03/29/96                                                                       1

         f. The Boarding Pass Program shall not be used internally by Participating Carrier personnel to issue boarding passes.

         g. Participating Carrier agrees to work with SABRE Associates during the term of the Addendum to develop an acceptable method whereby subscribers will be able to generate boarding passes when a seat assignment is obtained by a SABRE Subscriber directly from Participating Carrier for a Booking made through SABRE.

3. FQTV Numbers. Please indicate below if you would like your carrier's FQTV numbers printed on boarding passes.

                              YES              NO
                      --------          -------

4. CHANGE OF GAUGE. Please indicate below if you would like to receive two SSR seat items from SABRE for change of gauge flights.

                              YES              NO
                      --------          -------

5. PARTIAL SEAT SELECTION. This allows SABRE subscribers to assign a seat and issue a boarding pass for less than all in a PNR. Please indicate below if you wish this option.

                              YES              NO
                      --------          -------

6. SEAT LOCATION CODES. SABRE has added the following seat location codes, LEFT, RIGHT, FRONT, TAIL, ADJOINING AISLES. Please indicate below if you will to support these new codes for your services in SABRE.

                              YES              NO
                      --------          -------

7. Fees. There is no fee associated with issuing boarding passes under the Boarding Pass Program.

8. Term. The Addendum shall commence on the date signed by a duly authorized agent of SABRE Associates and shall continue in effect for a minimum of six (6) months. Thereafter, it shall continue until canceled by either party upon forty (40) days prior written notice. In no event shall this Addendum remain in effect beyond the termination date of the Agreement.

9. Full Force and Effect. Except as otherwise provided herein, all terms and conditions of the Agreement shall remain in full force and effect, and all capitalized terms shall have the same meaning as assigned to such terms in the Agreement.

SABRE Associates and Participating Carrier have executed this Addendum as of this _________ day of _____________, 19_____.

CARRIER:                                SABRE ASSOCIATES, INC.
        -----------------------
By:                                     By:
   ----------------------------            -----------------------------------
Name:                                   Lynn T. Hendler
     --------------------------         Manager, Airline Industry Distribution
Title:                                  Associate and Strategic Distribution
      -------------------------




        SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT

03/29/96                                                                       2

                                 MISCELLANEOUS
                           OPTIONAL SERVICES ADDENDUM

         This Addendum, by and between SABRE Associates, Inc. ("SABRE Associates") and the Participating Carrier, modifies that certain SABRE Participating Carrier Distribution and Services Agreement (the "Agreement").

         SABRE Associates offers a number of additional optional services to Participating Carriers including, but not limited to:

1. Lists and Labels. SABRE Associates offers Participating Carrier a complete list of SABRE Subscriber locations for marketing purposes. This name list is available in two formats: a Printed List for $225.00, a set of peel and stick labels for $375.00, and magnetic tape for $500.00.

2. Manual Fare Updates. A Participating Carrier that elects not to submit its fare information through the accepted vendors such at ATPCO, ABC, SITA, APD, and British Airways may send its information directly to SABRE Associates for manual input. Cost is $100.00 annually and $65.00 per hour devoted to manual input (two hour minimum).

3. Batch Fare Updates. A Participating Carrier may elect to submit its fares directly to SABRE in advance of submitting them to ATPCO. Cost is $15,000 implementation fee and monthly service fee of $1,500.

4. Schedule Synchronization. In addition to receiving schedules from the accepted Schedule Suppliers, SABRE Associates provides the following services for loading schedules on a limited or exceptional basis:

         a. Out of Sequence Tape Load: Out of Sequence Tape Load allows carriers to have their schedule information taken from the Schedule Supplier and loaded on the following Saturday, without regard for the next scheduled tape load. The cost for this service for a Participating Carrier is $300.00 per tape; for a Non-Participating Carrier, $400.00 per tape.

         b. Dynamic Schedule Change: Dynamic Schedule Change allows carriers to provide specific changes to their flight schedule information contained in SABRE. Five (5) messages per month will be provided to each carrier free of charge. Each message may contain up to ten (10) flight items, with unlimited changes to each flight item. A $50.00 charge will be assessed for each message in excess of the five (5) provided.

         c.      Manual Dynamic Schedule Change:   Manual Dynamic Schedule
                 Change provides the capability to make realtime changes to your flight schedules in SABRE from any Associate SABRE terminal. You can change arrival and departure times for existing flights, add new city pair legs for existing flights, add new online flights to a city pair with daily or variable frequency, change meal codes, and booking codes, etc. A training class is required at the cost of $250 per person plus travel expenses.

                 You may also elect to use this product and not submit your schedules through a service provider to SABRE. You will then be responsible for the accuracy of your schedules displayed in SABRE. Please select NONE for schedule supplier in Article III, section 3.2.





         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT

03/29/96                                                                       1

         d. Automated Direct Schedules Load: Automated Direct Schedules Load offers the capability of submitting your schedules directly to SABRE. This process will require a direct data link and adherence to SABRE specifications. You will be responsible for one half of any costs related to the direct data link and SABRE Associates will bear the other one half.

5. SIGN-IN ADVERTISING. This option is designed to display your marketing message to SABRE Subscribers automatically upon SABRE sign in. There are two types of Sign-in Advertising; Global and Regional. Global Sign-in will be displayed to all SABRE Subscribers regardless of location. Cost for Global Sign-in is $1300.00 for each weekday insertion or $300.00 for each Saturday/Sunday insertion. Regional Sign-in Advertising is available for advertising to specific regions of the world. There are 18 advertising regions broken down into 52 separate messaging sub-regions. Within each messaging sub-region, you can advertise in that location's local language. Please contact your account manager for languages available. Cost is $275.00 per advertising region selected for weekday insertion or $50.00 per advertising region selected for weekend insertion. Regional Advertising has a variable cost schedule calculated on the number of additional regions selected for a specific day. Please contact your account manager for exact rate for multiple regions. A separate order sheet must be submitted for each sign-in message requested.

6. BOOKING INFORMATION DATA TAPES (BIDT). A Participating Carrier may elect to purchase billing support documentation on magnetic tape. This documentation will contain fixed data fields such as Passenger Name Record, status code, booking date, etc. The cost for this service will be a monthly charge of $275.00.

Fees for Optional Services are subject to change upon thirty (30) days prior written notice from SABRE Associates.

Any of these optional items may be requested by contacting the Airline Marketing and Distribution Department by teletype, facsimile or letter. Once any of these Optional Services are requested, Participating Carrier agrees to pay the applicable charges listed herein.





         SABRE PARTICIPATING CARRIER DISTRIBUTION & SERVICES AGREEMENT

03/29/96                                                                       2

                             CODESHARING AGREEMENT

         This Agreement is entered into this ______ day of 19___, between SABRE Associates, Inc., ("SABRE Associates") and the Codesharing Carrier identified below.

         In consideration of the mutual covenants contained herein, the parties agree as follows:

1. The undersigned Codesharing Carrier understands and agrees that all Bookings and Cancellations made for transportation on Codesharing Flights will be billed (pursuant to the terms of the SABRE Participating Carrier Distribution and Services Agreement between SABRE Associates and the Participating Carrier identified therein) directly to the Participating Carrier with whom the Codesharing Carrier has entered into a Codesharing arrangement. For the purposes hereof, a Codesharing Flight shall mean a flight made by a carrier using the airline designator code of a participating carrier.

2. The undersigned Codesharing Carrier unconditionally guarantees to pay all Booking Fees and Cancellation Fees for all Bookings and Cancellations on Codesharing flights in the event that the Participating Carrier with which the Codesharing Carrier has entered into a Codesharing Agreement fails to make any such payment.

3. All payments shall be made directly to American within thirty (30) days after receipt of each monthly invoice.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth below.


CARRIER:                                SABRE ASSOCIATES, INC.
        -----------------------
By:                                     By:
   ----------------------------            -----------------------------------
Name:                                   Lynn T. Hendler
     --------------------------         Manager, Airline Industry Distribution
Title:                                  Associate and Strategic Distribution
      -------------------------
                                        Date:
                                             ---------------------------------






         SABRE PARTICIPATING CARRIER DISTRIBUTION SERVICES AGREEMENT

03/29/96                                                                       1

                               AUTOMATED TOD/PTA
                           OPTIONAL SERVICES ADDENDUM

         This Addendum, by and between SABRE Associates, Inc. ("SABRE Associates") and the Participating Carrier identified below, amends that certain SABRE Participating Carrier Distribution and Services Agreement between SABRE Associates and Participating Carrier (the "Agreement").

1.       Product Description     Automated Ticket on Departure (TOD) and Prepaid
         Ticket Advice (PTA) is an optional data service by which data elements from a SABRE booking, generated by a Subscriber request, is transmitted to the Servicing Carrier enabling the carrier issuance of Ticket on Departure or Prepaid Ticket Advice. This function provides the Subscriber the capability to arrange TOD/PTA transactions using one common format for both transactions. This product is offered to SABRE subscribers located in the geographic areas of Europe, Africa and the Middle East. Additional markets may be added at a later date.

2.       Options Available     There are two servicing methods available for
         selection in which to receive the Subscriber generated message of a TOD/PTA: Airline Servicing Terminal (AST) and Enhanced Teletype.

There are two (2) options available. Please indicate below your desired method(s) of Servicing TOD/PTA by selecting one or both of the options.

________ A.      AIRLINE SERVICING TERMINAL (AST) is either a SABRE terminal at an airline location or a terminal for which access to the SABRE system is permitted utilizing an airline's own hardware and appropriate interface. PNRs containing PTA/TOD requests are placed on queue for AST access and action.

________ B.      ENHANCED TELETYPE is a message that will be generated by
                 SABRE, which includes additional information such as passenger contact data, complete air itinerary and fare construction to enable the receiving airline to fully service the request.

3.       Responsibilities of SABRE Associates

a. Provide a table in the SABRE Host to be maintained and updated by SABRE Associates. This table will reflect airlines who have elected to accept TOD/PTA data via the TTY or AST method of delivery (described in 2A and 2B above).

b. Maintain a help desk for the purpose of answering Participating Carriers' questions regarding the transmission of TOD/PTA related data.

4.       Participating Carrier Responsibilities

a. Participating Carrier shall accept transmission of TOD/PTA data via Teletype or an Airline Service Terminal from a SABRE Subscriber who has been appointed by that Participating Carrier, and issue a ticket for travel provided in the TOD/PTA message.





         SABRE PARTICIPATING CARRIER DISTRIBUTION SERVICES AGREEMENT

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
5.       Fees     No fees associated with this product, however SABRE Associates reserves the right to implement a reasonable fee on 90 days written notice should it become necessary. If Participating Carrier declines to pay a fee, either party may terminate this addendum with 30 days written notice without penalty.

6.       Term     This Addendum shall commence on the date signed by a duly
         authorized agent of SABRE Associates and shall continue in effect for a minimum of three (3) months. Thereafter, it shall continue until canceled by either party upon thirty (30) days prior written notice. In no event shall this Addendum remain in effect beyond the termination date of the SABRE Participating Carrier Distribution and Services Agreement.

7.       Full Force and Effect     Except as provided herein, all terms and
         conditions of the Agreement shall remain in full force and effect.


CARRIER:                                SABRE ASSOCIATES, INC.
        -----------------------
By:                                     By:
   ----------------------------            -----------------------------------
Name:                                   Lynn T. Hendler
     --------------------------         Manager, Airline Industry Distribution
Title:                                  Associate and Strategic Distribution
      -------------------------
                                        Date:
                                             ---------------------------------



         SABRE PARTICIPATING CARRIER DISTRIBUTION SERVICES AGREEMENT

03/29/96                                                                       2

                              ELECTRONIC TICKETING
                           OPTIONAL SERVICES ADDENDUM

         This Addendum, by and between SABRE Associates, Inc. ("SABRE Associates") and the Participating Carrier identified below, modifies that certain SABRE Participating Carrier Distribution and Services Agreement, (the "Agreement").

1. PRODUCT DESCRIPTION Interactive Electronic Ticketing is the premium level of connectivity in the Electronic Ticketing product line. Interactive Electronic Ticketing, based on IATA/PADIS-approved EDIFACT standards, provides for the instantaneous, transparent retrieval of information from the Participating Carrier's internal reservation system or electronic ticketing database.

2. CONDITIONS PRECEDENT Participating Carrier must participate in Direct Connect Sell or Direct Connect Availability before it may participate in Interactive Electronic Ticketing.

3.       Responsibilities of SABRE Associates

         a. SABRE Associates shall provide Participating Carrier with appropriate technical/functional documentation for the Interactive Electronic Ticketing product.

         b. SABRE Associates shall maintain and operate Interactive Electronic Ticketing and shall cooperate with Participating Carrier in resolving any problems encountered in the maintenance of the telecommunications lines between Interactive Electronic Ticketing and Participating Carrier's computerized reservation system or electronic ticketing database.

         c. SABRE Associates shall provide SABRE Subscribers with training on Interactive Electronic Ticketing via SABRE Assisted Instructions (S.A.I. Lessons). SABRE Associates will provide on-line Interactive Electronic Ticketing reference material to instruct SABRE Subscribers in the use of Interactive Electronic Ticketing.

         d. SABRE Associates agrees to devote resources sufficient to complete the programming necessary to implement Interactive Electronic Ticketing, and shall be responsible for the costs it incurs as a result.

         e. All SABRE Interactive Electronic Ticketing requests will conform to the then current IATA/PADIS-approved EDIFACT standards.

         f. SABRE Associates will provide that the Lines linking Participating Carrier's system to SABRE are operable at least 95% of the time Interactive Electronic Ticketing is operating each month.

4.       Responsibilities of Participating Carrier

         a. Participating Carrier shall provide the necessary resources to support SABRE Associates' then current communications protocol.

         b. Participating Carrier shall establish and operate its connection to Interactive Electronic Ticketing as defined in the appropriate technical/functional documentation.




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04/01/96                                                                       1

         c. The cost of all telecommunications links and multi-channel modems (the "Lines") between Participating Carrier's internal reservation system or electronic ticketing database and the Interactive Electronic Ticketing product will be borne by Participating Carrier. If SABRE Associates orders and pays for such Lines, Participating Carrier will reimburse SABRE Associates for any such expense. Participating Carrier will insure that its system, and the Lines linking it to SABRE are operable at least 95% of the time Direct Connect Air is operating each month.

         d. The Participating Carrier agrees that the functions of the electronic ticketing product shall be made available through Interactive Electronic Ticketing to Subscribers and shall be those listed in Schedule A of this Addendum.

         e. If any future changes in Participating Carrier's electronic ticketing product require any change to Interactive Electronic Ticketing, or in any other aspect of Interactive Electronic Ticketing, Participating Carrier will advise SABRE Associates at least (60) days in advance of such change and cooperate with SABRE Associates in developing any changes necessary for Participating Carrier's continued participation. ALL EXPENSES INCURRED BY SABRE ASSOCIATES WITH RESPECT TO SUCH CHANGES MAY BE CHARGED TO PARTICIPATING CARRIER AT SABRE ASSOCIATES' VENDOR AND/OR INTERNALLY CHARGED RATES.

         f. Participating Carrier shall provide reasonable customer service assistance and other such technical support as SABRE Associates may require to serve SABRE Subscribers regarding Interactive Electronic Ticketing.

         g. Participating Carrier agrees to devote resources sufficient to complete the programming necessary to implement Interactive Electronic Ticketing. Participating Carrier shall be responsible for the costs it incurs as a result of this Addendum.

         h. All Participating Carrier's Interactive Electronic Ticketing responses will conform to the current IATA/PADIS-approved EDIFACT standards.

5.       Failure Of Either Party to Perform

         Each party shall have the right to terminate this Addendum, without liability, upon thirty (30) days written notice, should either party fail to maintain reliability standard of 95% specified in Paragraphs 4
         (c) of "Responsibilities of Participating Carrier" and 3 (f) of "Responsibilities of SABRE Associates", of this Addendum.

6.       Joint Terms and Conditions

         a. In the event that either Participating Carrier or SABRE Associates experiences a system problem, then either party shall have the right to inhibit Interactive Electronic Ticketing during the period of time that such system problem exists. If such a problem is a scheduled system outage, each party shall be responsible for notifying the other as soon as possible and each party shall use best efforts to reinstate Interactive Electronic Ticketing capabilities via the procedures agreed upon by both parties in advance of the scheduled system outage. In the event of an emergency situation, each party shall notify the other as soon as possible and use best efforts to reinstate Interactive Electronic Ticketing capabilities as soon as possible.





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
         b. In the event that either Participating Carrier's or SABRE Associates' system reaches capacity limits, Participating Carrier and SABRE Associates will implement the appropriate throttling mechanisms and/or fallback procedures necessary to stabilize the system.

8.       Term   This Addendum shall commence on the date signed by a duly
         authorized agent of SABRE Associates and shall continue in effect for one (1) year. Thereafter, it shall continue until termination of the Agreement, or termination of the Addendum by either party upon thirty
         (30) days prior written notice. In no event shall this Addendum remain in effect beyond the termination date of the Agreement.

9.       Full Force and Effect   Except as otherwise provided herein, all terms
         and conditions of the Agreement shall remain in full force and effect, and all capitalized terms shall have the same meaning as assigned to such terms in the Agreement.

SABRE Associates and Participating Carrier have executed this Addendum as of this _________ day of _____________ 19_____.

CARRIER:                                SABRE ASSOCIATES, INC.
        -----------------------
By:                                     By:
   ----------------------------            -----------------------------------
Name:                                   Lynn T. Hendler
     --------------------------         Manager, Airline Industry Distribution
Title:                                  Associate and Strategic Distribution
      -------------------------





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04/01/96                                                                       3

                                   SCHEDULE A

            FUNCTIONS AVAILABLE IN INTERACTIVE ELECTRONIC TICKETING

           1.       Issue Electronic Ticket

           2.       Display Electronic Ticket

           3.       Void Electronic Ticket

           4.       Print Electronic Ticket

           5.       Electronic Ticket History Display

           6.       Refund (depended upon introduction of Airline
                    Reporting Corporation interactive Agent Reporting project)

           7. Exchange (depended upon Interactive Agent Reporting project)

           8.       Revalidation

           9.       Electronic Ticketing indicator in sell message







         SABRE PARTICIPATING CARRIER DISTRIBUTION SERVICES AGREEMENT

04/01/96                                                                       4